                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            Registration No. 33-91072

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                            POST-EFFECTIVE AMENDMENT

                                  No. 3 to the
                             Registration Statement
                                       of

                   C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
                           (Exact Name of Registrant)

                           C.M. LIFE INSURANCE COMPANY
                                140 Garden Street
                               Hartford, CT 06154
                     (Address of Principal Executive Office)

                              ANN LOMELI, SECRETARY
                                140 Garden Street
                               Hartford, CT 06154
               (Name and Address of Agent for Service of Process)

  It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b) of Rule 485.
  ------

    X       on May 1, 1998 pursuant to paragraph (b) of Rule 485.
  ------

            60 days after filing pursuant to paragraph (a) of Rule 485
  ------

            on (date) pursuant to paragraph (a) of Rule 485.
  ------

                        FLEXIBLE PREMIUM VARIABLE LIFE

The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ending December 31, 1997 was filed on March 20, 1998.

                         RECONCILIATION AND TIE BETWEEN ITEMS
                            IN FORM N-8b-2 AND THE PROSPECTUS

Item No. of
FORM N-8B-2 CAPTION IN PROSPECTUS

1      Cover Page
2      Cover Page
3      Not Applicable
4      Distribution
5      C.M. Life, The Separate Account
6      The Separate Account
7      Not Applicable
8      Not Applicable
9      Legal Proceedings
10 Summary; Description of C. M. Life, the Separate Account, the C.M. Fund, Oppenheimer Funds; the VIP Funds; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
11 Summary; the C.M. Fund; Oppenheimer Funds; the VIP Funds; Investment Objectives and Policies
12     Summary; the C.M. Fund; Oppenheimer Funds; the VIP Funds
13 Summary; the C.M. Fund; Oppenheimer Funds; the VIP Funds; Investment Advisory Services to the C.M. Fund; Investment Advisory Services to the Oppenheimer Funds; Investment Advisory Services to the VIP Funds; Charges Deductions
14     Summary; Application for a Policy
15     Summary; Application for a Policy; Premium Payments; Allocation of Net
       Premiums
16 The Separate Account; The C.M. Fund; Oppenheimer Funds; VIP Funds Portfolio; Premium Charge; Allocation of Net Premiums
17 Summary; Surrender; Partial Withdrawal; Charges and Deductions; Reduction in Charges, Policy Termination and Reinstatement
18 The Separate Account; The C.M. Fund; Oppenheimer Funds; the VIP Funds; Premium Payments
19     Reports; Voting Rights
20     Not Applicable
21     Summary; Policy Loans; Other Policy Provisions
22     Other Policy Provisions
23     Not Required
24     Other Policy Provisions
25     C.M. Life, Massachusetts Mutual Life Insurance Co.

Item No. of
FORM N-8B-2 CAPTION IN PROSPECTUS

26     Not Applicable
27     C.M. Life
28     Directors and Principal Officers of C.M. Life
29     C.M. Life
30     Not Applicable
31     Not Applicable
32     Not Applicable
33     Not Applicable
34     Not Applicable
35     Distribution
36     Not Applicable
37     Not Applicable
38     Summary; Distribution
39     Summary; Distribution
40     Not Applicable
41     C.M. Life; Distribution
42     Not Applicable
43     Not Applicable
44     Premium Payments; Policy Value and Surrender Value
45     Not Applicable
46     Policy Value and Surrender Value; Federal Tax Considerations
47     C.M. Life
48     Not Applicable
49     Not Applicable
50     The Separate Account
51 Cover Page; Summary; Charges and Deductions; The Policy; Policy Termination and Reinstatement; Other Policy Provisions
52     Addition, Deletion or Substitution of Investments
53     Federal Tax Considerations
54     Not Applicable
55     Not Applicable
56     Not Applicable
57     Not Applicable
58     Not Applicable
59     Not Applicable

                  C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
          EXECUTIVE BENEFIT VARIABLE UNIVERSAL LIFE POLICY ISSUED BY
                          C.M. LIFE INSURANCE COMPANY
                    140 GARDEN STREET, HARTFORD, CT  06154
                                1-860-987-6500

This prospectus describes the Executive Benefit Variable Universal Life Policy, which is an individual flexible premium variable life insurance policy (the "Policy") offered by C.M. Life Insurance Company ("C.M. Life"). The Policy is designed for use in funding corporate obligations, for example non-qualified employee fringe benefit plans, through the Death Benefit, Surrender Value, and Loan Value available under the Policy. Generally, the Policyowner will be a corporation, partnership, trust, or other employer. In those cases, individual Insureds will have a specific insurable relationship with the Policyowner. In certain instances, the Policyowner may be an individual.

The Policy offers the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions described in more detail in this prospectus. You may also choose between two Death Benefit Options and between two tests to determine if the Policy qualifies as "life insurance" under the Federal tax laws. Subject to certain limitations, you may withdraw a portion of the Policy Value, or the Policy may be fully surrendered at any time. No surrender charges apply if a Policy is surrendered. If the Policy is in effect on the Maturity Date, the Proceeds are payable to the Policyowner. If it is in effect upon the death of the Insured prior to the Maturity Date, the Proceeds will be payable to the Beneficiary. The Proceeds may be payable in a lump sum, or a settlement option may be selected. The Policy Value will vary with the investment experience of allocations to the Sub-Accounts, the fixed rates of interest earned by allocations to the Fixed Account, and the charges imposed under the terms of the Policy.

The Policy currently allows a Policyowner to allocate Policy Value and Net Premiums among ten investment choices and a Fixed Account. Allocations to the Fixed Account will earn interest at a rate determined by C.M. Life and guaranteed to be no less than 4% annually. Allocations may also be made among the ten sub-accounts ("Sub-Accounts") of C.M. Life Variable Life Separate Account I (the "Separate Account"). The Sub-Accounts are described in detail in the Separate Account section of this prospectus. The corresponding investment portfolios in which each Sub-Account invests, as well as a discussion of investment objectives and charges of each portfolio, are described in the accompanying prospectuses for Panorama Series Fund, Inc. ("Panorama Fund"), Oppenheimer Bond Fund (the "Oppenheimer Bond Fund"), which is one of the funds of Oppenheimer Variable Account Funds ("Oppenheimer Funds"), Variable Insurance Products Fund ("VIP Fund") and Variable Insurance Products Fund II ("VIP Fund II"). (The Panorama Fund, Oppenheimer Funds and VIP Funds are sometimes collectively referred to as the "Funds," while VIP Fund and VIP Fund II are collectively referred to as the "VIP Funds.")

This prospectus should be reviewed carefully before making any decisions concerning the Policy or making allocations among the Sub-Accounts.

                        ------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE PANORAMA FUND, OPPENHEIMER FUNDS, VARIABLE INSURANCE PRODUCTS FUNDS, AND VARIABLE INSURANCE PRODUCTS FUND II. INVESTORS SHOULD RETAIN A COPY OF EACH OF THESE PROSPECTUSES FOR FUTURE REFERENCE.

THE POLICY DESCRIBED IN THIS PROSPECTUS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                        ------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        ------------------------------

                   The date of this prospectus is May 1, 1998.


Table Of Contents
Special Terms...............................................................................................................   4

Summary.....................................................................................................................   6

Description of C.M. Life, Massachusetts Mutual Life Insurance Company,
The Separate Account, The Panorama Fund, Oppenheimer Funds, VIP Fund, and VIP Fund II.......................................   6
 C.M. Life..................................................................................................................   6
 Massachusetts Mutual Life Insurance Company ("MassMutual").................................................................   7
 The Separate Account.......................................................................................................   7
 The Panorama Fund..........................................................................................................   7
 Oppenheimer Funds..........................................................................................................   7
 VIP Fund and VIP Fund II...................................................................................................   7
 Investment Objectives and Policies.........................................................................................   8
 Investment Advisory Services to the Panorama Fund and the Oppenheimer Funds................................................   9
 Investment Advisory Services to the VIP Funds..............................................................................  10
 Changes to the Separate Account............................................................................................  10
 Voting Rights..............................................................................................................  10

Performance Information.....................................................................................................  10

The Policy..................................................................................................................  14
 Application for a Policy...................................................................................................  14
 Free Look Period...........................................................................................................  14
 Conversion Privileges......................................................................................................  14
 Premium Payments...........................................................................................................  15
 Allocation of Net Premiums.................................................................................................  15
 Transfer Privilege.........................................................................................................  15
 Account Rebalancing........................................................................................................  16
 Proceeds Payable on Death of the Insured...................................................................................  16
 Death Benefit Options......................................................................................................  16
 Change in Death Benefit Option.............................................................................................  16
 Definition of Life Insurance Test..........................................................................................  17
 Change in Specified Amount.................................................................................................  17
 Policy Value and Surrender Value...........................................................................................  17
 Payment Options............................................................................................................  18
 Optional Insurance Benefits................................................................................................  19
 Surrender..................................................................................................................  19
 Partial Withdrawal.........................................................................................................  19

Charges and Deductions......................................................................................................  19
 Tax Expense Charge.........................................................................................................  19
 Premium Charge.............................................................................................................  20
 Monthly Deduction from Policy Value........................................................................................  20
 Charges Against Assets of the Separate Account.............................................................................  20
 Surrender Charge...........................................................................................................  21
 Charges on Partial Withdrawal..............................................................................................  21
 Transfer Charges...........................................................................................................  21
 Charge for Increase in Specified Amount....................................................................................  21
 Other Administrative Charges...............................................................................................  21
 Reduction of Charges.......................................................................................................  21

Policy Loans................................................................................................................  22
 Loan Interest Charged......................................................................................................  22
 Preferred Loan Provision...................................................................................................  22
 Repayment of Policy Debt...................................................................................................  22
 Effect of Policy Loans.....................................................................................................  22

Policy Termination and Reinstatement........................................................................................  23
 Termination................................................................................................................  23
 Reinstatement..............................................................................................................  23


Other Policy Provisions....................................................................................................   23
   Policyowner.............................................................................................................   23
   Beneficiary.............................................................................................................   23
   Incontestability........................................................................................................   23
   Suicide.................................................................................................................   23
   Age.....................................................................................................................   24
   Assignment..............................................................................................................   24
   Postponement of Payments................................................................................................   24

Directors and Principal Officers of C.M. Life..............................................................................   25

Distribution...............................................................................................................   26

Reports....................................................................................................................   26

Legal Proceedings..........................................................................................................   26

Further Information........................................................................................................   26

Experts....................................................................................................................   26

Federal Tax Considerations.................................................................................................   27
   Tax Status of C.M. Life and the Separate Account........................................................................   27
   Taxation of the Policies................................................................................................   27
   Conventional Life Insurance Policies....................................................................................   28
   Modified Endowment Contracts............................................................................................   28
   Reasonableness Requirement for Charges..................................................................................   29
   Other...................................................................................................................   29

More Information About the Fixed Account...................................................................................   29
   General Description.....................................................................................................   29
   Fixed Account Value.....................................................................................................   29
   The Policy..............................................................................................................   30

ERISA Compliance...........................................................................................................   30

Financial Statements.......................................................................................................   30

Appendix A - Optional Benefits.............................................................................................  A-1

Appendix B - Payment Options...............................................................................................  B-1

Appendix C - Illustrations of Death Benefit, Policy Values and Accumulated Premiums........................................  C-1


Special Terms

Accumulation Unit: A measure of your interest in a Sub- Account.

Age: The Insured's age as of his or her nearest birthday.

Beneficiary: The person(s) or entity(ies) designated to receive the Proceeds upon the death of the Insured.

Company: C.M. Life Insurance Company, a stock life insurance company incorporated under the laws of the State of Connecticut, and a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual").

Death Benefit: The amount payable upon the death of the Insured, before the Maturity Date. The amount of the Death Benefit will depend on the Death Benefit Option and the Definition of Life Insurance Test chosen, but will always be at least equal to the Specified Amount.

Delivery Receipt: An acknowledgment, signed by the Policyowner and returned to C.M. Life's Service Center, stating that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

Definition of Life Insurance Test: The test chosen at issue by the Policyowner to determine if the Policy qualifies as "life insurance" under Federal tax laws. The two possible choices are the Guideline Premium Test and the Cash Value Accumulation Test.

Evidence of Insurability: Information, including medical information satisfactory to C.M. Life, that is used to determine the Insured's Underwriting Class. Additionally, information may be required to ascertain the existence of a sufficient insurable interest to support ownership of the Policy by the Policyowner.

Fixed Account: An account that bears interest at a fixed rate determined by C.M. Life but guaranteed to be no lower than 4% annually. Amounts allocated to the Fixed Account will be held in the General Account of C.M. Life.

General Account: All the assets of C.M. Life other than those held in a separate investment account.

Guideline Minimum Death Benefit: The minimum Death Benefit required to qualify the Policy as "life insurance" under Federal tax laws. The Guideline Minimum Death Benefit is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age and the Definition of Life Insurance Test chosen at issue.

Insurance Amount At Risk: The Death Benefit less the Policy Value.

Loan Value: The maximum amount that may be borrowed under the Policy. The Loan Value is currently equal to the Policy Value as of the date of the loan less any outstanding Policy Debt and less loan interest projected to the next Policy Anniversary at the then current Loan Interest Rate.

Maturity Date: Unless a different date is mandated under applicable state law, the Maturity Date will be the Policy Anniversary nearest the Insured's 95th birthday. The Maturity Date is the latest date on which a premium payment may be made.

Monthly Deduction: Charges deducted monthly from the Policy Value of a Policy prior to the Maturity Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

Monthly Payment Date: The date on which the Monthly Deduction is deducted from Policy Value.

Net Premium: An amount equal to the premium payment made less a tax expense charge and any applicable premium charge.

Policy Change: Any change in the Specified Amount, the addition or deletion of a rider, or a change in the Death Benefit Option and certain changes in Underwriting Class.

Policy Date: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

Policy Debt: All unpaid Policy loans plus interest currently due or accrued on such loans.

Policy Value: The total amount available for allocation under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the value held in the Fixed Account credited to that Policy.

Policyowner: The corporation, partnership, trust, individual or other entity who owns the Policy.

Principal Office: C.M. Life's home office, located at 140 Garden Street, Hartford, CT 06154.

Proceeds: Amounts paid to the Policyowner (or any assignee) through a surrender or payment at Maturity or to the Beneficiary at the death of the Insured. Proceeds equal the Surrender Value, if paid out by Surrender or at the Maturity Date. If paid on the death of the Insured the amount of the Proceeds will depend on the Death Benefit option selected.

Pro Rata Allocation: A method of allocating amounts to or from the Fixed Account and the Sub-Accounts that contain Policy Value. Each account will be allocated a percentage of the total amount to be allocated, and that percentage will be equal to the percentage of the total Policy Value less Policy Debt that is contained in that account.

Separate Account: The separate investment account called "C.M. Life Variable Life Separate Account I." Established by C.M. Life under the laws of the State of Connecticut, the Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for the Policy and it may also be used for other variable life insurance policies that C.M. Life may issue.

Service Center: Currently, C.M. Life's home office, located at 140 Garden Street, Hartford, Connecticut 06154. Specified Amount: The amount of insurance coverage applied for. The Specified Amount of each Policy is set forth in the specification pages of the Policy.

Sub-Account: A division of the Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding portfolio of the Panorama Fund, Oppenheimer Funds or VIP Funds.

Surrender Value: The amount payable upon a full surrender of the Policy. It is the Policy Value less any Policy Debt.

Target Premium: A premium amount used to determine premium charges for the Policy. Target Premiums vary by Insured's Age, Underwriting Class, and tobacco status.

Underwriting Class: The risk classification that C.M. Life assigns the Insured based on the type of underwriting applied to the Insured, the information in the application and any other Evidence of Insurability considered by C.M. Life. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

Valuation Date: A day on which the net asset value of the shares of the Panorama Fund, Oppenheimer Funds or VIP Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading.

Valuation Period: The interval between two consecutive Valuation Dates.

Written Request: A request by the Policyowner in writing in a form satisfactory to C.M. Life.

You or Your: The Policyowner, as shown in the application for the Policy.

Summary

This Policy, issued by C.M. Life, is an individual flexible premium variable life insurance policy. The Policy is generally issued to corporations and other entities who are employers. The Policy is subject to certain underwriting rules. While it provides a Death Benefit, Surrender Values, and Policy Loan options like a traditional life insurance product, it offers the Policyowner the flexibility to adjust the amount and timing of premiums paid. The Policy will remain in effect as long as the Policy Value less Policy Debt is sufficient to cover any charges assessed against the Policy. The Policy is "variable" in that it allows the Policyowner to bear the investment risk on Policy Value allocated to any of the Sub-Account choices offered by the Policy. While Policy Value allocated to the Fixed Account bears interest at a fixed rate guaranteed to be no lower than 4% annually, Policy Value allocated to a Sub-Account will vary with the investment performance of that Sub-Account. The Sub-Accounts do not have a guaranteed minimum rate of return. (See "The Policy.")

Net premiums and Policy Value may be allocated among any of the ten Sub-Accounts and the Fixed Account. Each of the ten Sub-Accounts invests in a corresponding Portfolio of the Panorama Fund, Oppenheimer Funds, VIP Fund or VIP Fund II. These Portfolios include six Panorama Fund Portfolios: Total Return; Growth; International Equity; LifeSpan Diversified Income; LifeSpan Balanced; and LifeSpan Capital Appreciation. The one available Oppenheimer Fund is the Oppenheimer Bond Fund. The two VIP Fund Portfolios are the Money Market and the High Income, while the Index 500 Portfolio is offered by VIP Fund II. (See "DESCRIPTION OF C.M. LIFE, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT, PANORAMA FUND, OPPENHEIMER FUNDS AND VIP FUNDS.")

Transfers of Policy Value, within certain limits, are allowed between these options. Currently, the first twelve transfers per policy year will be free of charge. The charge per transfer in excess of twelve per Policy year is $25. Rebalancing of the Policy Value among the Sub-Accounts and the Fixed Account may be chosen by the Policyowner. Rebalancing compares the percentage of the total Policy Value in each of the Sub-Accounts and the Fixed Account with a set of percentages specified by the Policyowner. If those percentages differ by more than a specified tolerance, automatic transfers will rebalance the Policy Value within each Sub-Account to match the specified mix. Automatic transfers do not count toward the twelve free transfers. (See "TRANSFER PRIVILEGES" and "ACCOUNT REBALANCING.")

In addition to premium flexibility and investment choices, the Policy offers other choices. At issue, and once per policy year, the Policyowner may choose between two Death Benefit Options. Death Benefit Option 1 is a level death benefit equal to the Specified Amount (or if greater, the Guideline Minimum Death Benefit), while Death Benefit Option 2 is an increasing death benefit equal to the Specified Amount plus the Policy Value (or if greater, the Guideline Minimum Death Benefit). The Policyowner may also choose the test to be used to determine if the Policy qualifies as "life insurance" under Federal Tax laws. The two choices are the Cash Value Accumulation Test and the Guideline Premium Test. The Definition of Life Insurance Test cannot be changed after issue.

The Policy offers other benefits and features described in greater detail in "The Policy" section of this prospectus. Additionally, you should consult the Policy itself to reference the insurance coverage and rights afforded to the Policyowner.

There are no surrender charges assessed upon full surrender of the Policy. Partial withdrawals are permitted at any time, and are subject to a transaction charge of $25. Loans are available from the inception of the Policy, and Preferred Loans are available after the tenth policy year. Within certain limits the Specified Amount can be adjusted by the Policyowner, and the Policy may be reinstated for up to three years from the lapse date.

The charges associated with the Policy include a tax expense charge, a premium charge, and a Monthly Deduction. The Monthly Deduction consists of a charge for the cost of insurance, a charge for any additional benefits provided by rider, and a monthly administrative charge. There are also charges associated with certain transactions that may be requested by the Policyowner. (See "CHARGES AND DEDUCTIONS.")

Charges are also assessed against assets of the Separate Account. A mortality and expense risk charge, and an administrative charge are assessed against all assets in the Separate Account. Additionally, investment advisory fees and other expense charges are assessed by each Fund. See the accompanying prospectuses for each Fund for more detail concerning applicable Fund charges. (See "CHARGES AND DEDUCTIONS.")

The purpose of the Policy is to provide insurance protection on the life of the named Insured. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy together with its attached application and any amendments thereto constitutes the entire agreement between C.M. Life and you.

DESCRIPTION OF C.M. LIFE,
MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY, THE SEPARATE
ACCOUNT, THE PANORAMA FUND,
OPPENHEIMER FUNDS, VIP FUND,
AND VIP FUND II.

C.M. Life

C.M. Life is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. C.M. Life was chartered by a Special Act of the Connecticut General Assembly on April 25, 1980. C.M. Life is principally engaged in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York. C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). As of April 1, 1998 C.M. Life is licensed to transact a variable life insurance business in 48 States plus Puerto Rico and The District of Colombia.

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health business in all fifty states of the United States, the District of Columbia, Puerto Rico and certain provinces of Canada. As of December 31, 1997, MassMutual had total contingency reserves in excess of $2.8 billion and unconsolidated assets of $57.6 billion.

The Separate Account

The Separate Account was established on February 2, 1995, by the Board of Directors of C.M. Life, in accordance with the laws of the State of Connecticut. The Separate Account is a separate investment account of C.M. Life, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Separate Account or C.M. Life by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the Separate Account and are kept separate from the general assets of C.M. Life. Assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of C.M. Life.

The Separate Account currently has ten Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of C.M. Life, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of C.M. Life or the other Sub-Accounts. Each of the ten Sub-Accounts invests its assets in an investment portfolio of either the Panorama Fund, Oppenheimer Funds or VIP Funds, each open-end management investment companies registered under the SEC under the 1940 Act. The Income Sub-Account invests in the Bond Fund of the Oppenheimer Funds. The Total Return, Growth, International Equity, LifeSpan Capital Appreciation, LifeSpan Balanced and LifeSpan Diversified Income Sub-Accounts invest in the corresponding Portfolios of the Panorama Fund. The Money Market and the High Income Sub-Accounts invest in the corresponding Portfolios of the VIP Fund. The Index 500 Sub-Account invests in the corresponding Portfolio of the VIP Fund II. The Panorama Fund and Oppenheimer Funds are managed by OppenheimerFunds, Inc. ("OFI") while the VIP Funds are managed by FMR & Research Company ("FMR").

Each Sub-Account has two sub-divisions. One sub-division applies to Policies during their first twenty Policy years, which are subject to a Separate Account administrative charge. (See "CHARGES AND DEDUCTIONS - Charges Against Assets of the Separate Account.") Thereafter, such Policies are automatically allocated to the second subdivision to account for the elimination of the Separate Account administrative charge and the reduction in the Mortality and Expense Risk Charge.

C.M. Life reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Separate Account and to add or delete Sub-Accounts. Any additional Sub-Accounts added will invest in vehicles determined by C.M. Life to be available for investment by the Separate Account.

The Panorama Fund

Panorama Series Fund, Inc. (the "Panorama Fund") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Portfolios.

The Panorama Fund was incorporated in Maryland on August 17, 1981. The Panorama Fund has seven Portfolios including: Government Securities Portfolio; Total Return Portfolio; Growth Portfolio; International Equity Portfolio; LifeSpan Diversified Income Portfolio; LifeSpan Balanced Portfolio; and LifeSpan Capital Appreciation Portfolio. The Government Securities Portfolio is not available in this Policy.

OFI is a controlled subsidiary of MassMutual, serves as investment adviser of the Panorama Fund, and manages the investments of the Panorama Fund Portfolios. (See "INVESTMENT ADVISORY SERVICES TO THE PANORAMA FUND.")

Oppenheimer Funds

The Oppenheimer Bond Fund is one of the funds of the Oppenheimer Funds, an open-end, diversified, management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. OFI supervises the investment operations of the Oppenheimer Funds and is registered as an investment adviser under the Investment Advisers Act of 1940.

VIP Fund and VIP Fund II

VIP Fund and VIP Fund II are each managed by FMR. Two VIP Fund Portfolios are available under the Policies: the Money Market Portfolio, and High Income Portfolio. Additionally, the Index 500 Portfolio of the VIP Fund II is available under the Policy.

Various Fidelity companies perform certain activities required to operate VIP Funds. FMR, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Investment is the original Fidelity company, founded in 1946. It provides a number of mutual funds to other clients with investment research and portfolio management services.

Investment Objectives and Policies

A summary of investment objectives of each of the Funds' Portfolios offered as investment under the Policies is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Funds and their Portfolios, and other relevant information regarding the Funds may be found in their respective prospectuses, which accompany this prospectus. Each of the prospectuses should be read carefully before investing. The statements of additional information of the Funds are available by written or telephone request to the Panorama Fund, Oppenheimer Funds and VIP Funds, whose addresses and telephone numbers are shown in their prospectuses. There can be no assurance that the investment objectives of the Funds can be achieved.

Oppenheimer Bond Fund. The Oppenheimer Bond Fund of the Oppenheimer Funds seeks a high level of current income by investing primarily in debt securities. As a secondary objective, the Bond Fund seeks capital growth when consistent with its primary objective.

Total Return Portfolio. The Total Return Portfolio of the Panorama Fund seeks to maximize over time the return achieved from capital appreciation and income by varying the allocation of the assets of the Portfolio among stocks, corporate bonds, securities issued by the U.S. Government and its instrumentalities and money market instruments according to changing market conditions.

Growth Portfolio. The Growth Portfolio of the Panorama Fund seeks to achieve long-term growth of capital by investing in common stocks with low price-earnings ratios and better than anticipated earnings. Realization of current income is a secondary consideration.

International Equity Portfolio. The International Equity Portfolio of the Panorama Fund seeks long-term capital growth by investing primarily (at least 90% of its total assets under normal circumstances) in equity securities of companies based outside the United States. A portion of the Portfolio's investments may be held in cash and in short-term instruments. Current income is a secondary consideration.

LifeSpan Portfolios. The LifeSpan Portfolios consist of various sub-accounts that invest in a variety of underlying asset classes. The primary investment objectives of these LifeSpan Portfolios are as follows:

LifeSpan Capital Appreciation Portfolio seeks long-term capital appreciation through a strategically allocated portfolio consisting primarily of equity securities.

LifeSpan Balanced Account Portfolio seeks capital appreciation and income through a strategically allocated portfolio of equity securities and fixed income securities with a slightly stronger focus on equity securities.

LifeSpan Diversified Income Portfolio attempts to provide long-term protection for cautious investors, seeking high current income focusing on fixed income securities.

Money Market Portfolio. The Money Market Portfolio of VIP Fund is invested in a diversified portfolio of high-quality, short term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

High Income Portfolio. The High Income Portfolio of VIP Fund seeks to obtain a high level of current income by investing primarily in high yielding, lower rated fixed income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower rated securities, see "Securities and Investment Practices" in the VIP Fund prospectus.

Index 500 Portfolio. The Index 500 Portfolio of VIP Fund II seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's Composite Index of 500 Stock Prices (the "S&P 500"), while keeping transaction costs and other expenses low.

Index 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500.

THE PANORAMA FUND PORTFOLIOS AND THE OPPENHEIMER FUND MAY HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN VIP FUND PORTFOLIOS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE PANORAMA FUND, OPPENHEIMER FUNDS, VIP FUND AND VIP FUND II ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Funds in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, C.M. Life will transfer it without charge on Written Request by you to another Sub- Account or to the Fixed Account. C.M. Life must receive your written request within sixty
(60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium allocation percentages.

Investment Advisory Services to the
Panorama Fund and Oppenheimer Funds

The Panorama Fund and Oppenheimer Funds have entered into investment advisory agreements with OFI. Under the investment advisory agreements, OFI provides certain administrative services and investment advice to each Panorama Fund Portfolio and Oppenheimer Fund Portfolio. OFI provides administrative and management services to the Panorama Fund and the Oppenheimer Funds, such as providing accounting, administrative and clerical personnel and monitoring the activities of the custodian and independent auditors for the Panorama Fund and the Oppenheimer Funds. The investment advisory agreement obligates OFI to provide investment advisory services and to pay all compensation of and furnish office space for officers of the Panorama Fund and Oppenheimer Funds connected with investment and economic research, trading and investment management of the Panorama Fund, Oppenheimer Funds and their respective Portfolios. Each Panorama Fund Portfolio and Oppenheimer Fund Portfolio pays all other expenses incurred in its operation. The Board of Directors of the Panorama Fund and the Board of Trustees of the Oppenheimer Funds are primarily responsible for monitoring activities of OFI.

OFI has engaged three sub-advisers: Babson-Stewart Ivory International ("Babson-Stewart"), BEA Associates ("BEA") and Pilgrim Baxter & Associates ("Pilgrim Baxter") to provide day-to-day portfolio management of certain components of the LifeSpan Portfolios. Babson-Stewart also provides day-to-day portfolio management services to the International Equity Portfolio. Babson-Stewart, BEA and Pilgrim Baxter are registered as investment advisers under the Investment Advisers Act of 1940.

For providing its services under the investment advisory agreement, OFI will receive a monthly fee, computed daily at an annual rate based on the average daily net asset value of each Panorama Fund Portfolio and the Oppenheimer Bond Fund as follows:


     Portfolio                      Net Asset Value            Rate
     ---------                     -----------------          ------
Total Return                    First $600 Million            0.625%
                                More than $600 Million        0.450%

International Equity            First $250 Million            1.000%
                                More than $250 Million        0.900%

Growth                          First $300 Million            0.625%
                                Next $100 Million             0.500%
                                More than $400 Million        0.450%

LifeSpan Diversified Income     First $250 Million            0.750%
                                Over $250 Million             0.650%

LifeSpan Balanced               First $250 Million            0.850%
                                Over $250 Million             0.750%

LifeSpan Capital Appreciation   First $250 Million            0.850%
                                Over $250 Million             0.750%

Oppenheimer Bond(*)             First $200 Million            0.750%
                                Next $200 Million             0.720%
                                Next $200 Million             0.690%
                                Next $200 Million             0.660%
                                Next $200 Million             0.600%
                                Over $1 Billion               0.500%

(*)Prior to April 30, 1996, the Government Securities and Income Sub-Accounts of the Separate Account were invested in the corresponding Portfolios of the Panorama Fund. The management fee, other expenses and total portfolio annual expenses for the fiscal year ended December 31, 1995 for the Government Securities Portfolio were 0.554%, 0.156%, and 0.71% respectively, and for the Income Portfolio were 0.59%, 0.06%, and 0.65% respectively. On April 30, 1996, C.M. Life redeemed those shares of the Government Securities and Income Portfolios of the Panorama Fund and purchased shares of the Bond Portfolio of the Oppenheimer Funds with the proceeds.

Investment Advisory Services to the
VIP Funds

For managing investments and business affairs, each VIP Fund and VIP Fund II Portfolio pays a monthly fee to FMR. The Prospectuses of the VIP Fund and VIP Fund II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the VIP Portfolios, and should be read in conjunction with this Prospectus.

VIP Fund Portfolios

The Money Market Portfolio's management fee is (a) the sum of an individual fund fee rate of 0.03% and a group fee rate; and (b) the addition of an income component of 6% of the Portfolio's gross income in excess of a 5% annual yield. The result is multiplied by the Portfolio's average net assets. The group fee rate, which is based on the average net assets of all of the mutual funds advised by FMR, cannot rise above 0.37%, and it drops as total assets under management increase. The income component cannot rise above 0.24%. The management fee rate for the Money Market Portfolio as of December 31, 1997 was 0.21%.

The High Income Portfolio pays a monthly fee to FMR at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis this rate cannot rise above 0.37%, and it drops to as low as 0.14% as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One- twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

One-twelfth of the sum of these two rates is applied to the respective VIP Fund Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have an annual fee of as high as 0.82% of its average net assets. The actual fee rate may be less depending on the total assets in each Portfolio and in the other funds advised by FMR. The effective management fee rate for the High Income Portfolio as of December 31, 1997 was 0.59%.

VIP Fund II Portfolio

The Index 500 Portfolio had a monthly fee payable at the annual rate of 0.27% of its average net assets. The actual advisory expenses for 1997 equaled 0.40% of the Portfolio's average net assets.

Changes to the Separate Account

C.M. Life reserves the right, subject to compliance with applicable law, to change the names of the Separate Account or its Sub-Accounts. C.M. Life also reserves the right to add new Sub-Accounts and to restrict investments in Sub-Accounts that C.M. Life deems unsuitable for investment.

Voting Rights

To the extent required by law, C.M. Life will vote Panorama Fund, Oppenheimer Funds, VIP Fund, or VIP Fund II shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result C.M. Life determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, C.M. Life reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the Panorama Fund, Oppenheimer Funds or the particular VIP Fund together with an appropriate form with which to give voting instructions to C.M. Life. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub- Account furnishing instructions to C.M. Life. C.M. Life will also vote shares held in the Separate Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by C.M. Life as of the record date established for the Panorama Fund, Oppenheimer Funds or the particular VIP Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub- Account, if any, by $100.

C.M. Life may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Panorama Fund, Oppenheimer Funds or VIP Fund Portfolios; or (2) to approve or disapprove an investment advisory contract for the Panorama Fund, Oppenheimer Funds or VIP Funds. In addition, C.M. Life may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Policyowners, the Board of Directors of the Panorama Fund or the Board of Trustees of the Oppenheimer Funds, or the VIP Funds. C.M. Life's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Panorama Fund, Oppenheimer Funds or the VIP Funds. In the event C.M. Life does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

PERFORMANCE INFORMATION

C.M. Life from time to time may advertise the "Total Return" and the "Average Annual Total Return." Such figures are based on historical earnings and are not intended to indicate future performance.

"Total Return" for a Portfolio refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the Sub-Accounts refers to the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized, the mortality and expense risk charge, and the Separate Account administrative charges. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Portfolio's or Sub-Account's performance had been constant over the entire period. Because Average Annual Total Returns tend to smooth out variations in the return of the Portfolio, they are not the same as actual year-by-year results.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub- Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub- Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

C.M. Life may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to Policyowners and prospective Policyowners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for such financial instruments.

The Policies were first offered to the public in 1995. However, total return data may be advertised based on the period of time that the Portfolios have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

Portfolio Performance for Period Ending:
December 31, 1997

The following performance information of the Portfolio reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. The performance information does not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deduction for tax expenses, premium charges, administrative charges, cost of insurance, and underwriting charges assessed against the Policy Value. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy. The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of the advisers to the Panorama Fund, Oppenheimer Funds, and VIP Funds.


                                             Average Annual Total Return of the Portfolios
                                             ---------------------------------------------
     Portfolio                            lYr.            3Yr.            5Yr.             lOYr.        Life of Portfolio
     ---------                           ------          ------          ------           ------        -----------------
     Growth                              26.37%          27.52%          20.12%           18.66%             18.31%
     Money Market                         5.51%           5.60%          4.85%            5.87%               6.89%
     Total Return                        18.81%          17.72%          13.21%           13.80%             14.05%
     Oppenheimer Bond                     9.25%          10.23%          8.23%            9.50%               9.89%
     High Income                         17.67%          17.44%          13.91%           12.81%             12.45%
     International Equity                 8.11%          10.53%          10.78%           N/A                 8.66%
     Index 500                           32.82%          30.76%          19.91%           N/A                19.87%
     LifeSpan Balanced                   12.20%          N/A             N/A              N/A                13.71%
     LifeSpan Diversified Income         12.51%          N/A             N/A              N/A                10.84%
     LifeSpan Capital Appreciation       12.53%          N/A             N/A              N/A                16.07%


Portfolio Inception Dates: Growth 1-21-82, Money Market 4-1-82, Total Return 9-30-82, Oppenheimer Bond 4-3-85, High Income 9-19-85, International Equity 5-13-92, Index 500 8-27-92, LifeSpan Balanced 9-1-95, LifeSpan Diversified 9-1-95, and LifeSpan Capital Appreciation 9-1-95.

The annualized yield for the Money Market Portfolio for the seven days ending December 31, 1997 was 5.56%.

                       Annualized One Year Total Returns


      For the
      Year               Money      Total    Oppenheimer     High    International     Index     LifeSpan    LifeSpan      LifeSpan
      Ended   Growth     Market     Return      Bond        Income       Equity         500      Balanced    Div. Inc.     Cap. App.

      -----   ------     ------     ------     ------       ------      --------       -----     --------    ---------     ---------

      1997    26.37%      5.51%     18.81%      9.25%       17.67%        8.11%        32.82%     12.20%      12.51%        12.53%
      1996    18.87%      5.41%     10.14%      4.80%       14.03%       13.26%        22.71%     13.38%       6.93%        17.97%
      1995    38.06%      5.87%     24.66%     17.00%       20.72%       10.30%        37.19%      6.08%*      5.69%*        6.65%*
      1994    -0.51%      4.25%     -1.97%     -1.94%       -1.64%        1.44%         1.04%
      1993    21.22%      3.23%     16.28%     13.04%       20.40%       21.80%         9.74%
      1992    12.36%      3.90%     10.21%      6.50%       23.17%       -2.37%*        6.31%*
      1991    37.53%      6.09%     28.79%     17.63%       35.08%
      1990    -7.90%      8.04%      0.50%      7.92%       -2.23%
      1989    35.81%      9.12%     22.98%     13.32%       -4.17%
      1988    14.46%      7.39%     11.64%      8.97%       11.64%
      1987     0.25%      6.44%      4.26%      2.52%        1.22%
      1986    11.58%      6.70%     12.58%     10.12%       17.68%
      1985    27.31%      8.11%     25.43%     18.82%*      6.38%*
      1984     4.89%     10.43%      6.68%
      1983    32.72%      9.16%     20.20%
      1982    33.00%*     9.26%*     8.10%*


*The figures shown are from inception of the Fund and are not annualized.

Sub-Account Investment Performance for the Period Ending: December 31, 1997

The following performance information of the Sub-Accounts assumes that the Sub-Accounts have been in operation for the same periods as the corresponding Portfolio and investing in the corresponding Portfolio. It reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses, plus capital gains and losses, realized or unrealized, net of the mortality and expense risk charge and the separate account administrative charge.

The following Sub-Account Performance figures do not reflect three significant charges. If these charges were included, the total return figures would be lower. First, cost of insurance charges have not been deducted. Second, the total return figures do not reflect the deduction from premiums of the 2.0% tax expense charge or any applicable premium charge. Third, the figures do not reflect the deduction of the monthly administrative charge.

                                  Average Annual Total Return of the Sub-Account
                                  ----------------------------------------------
Sub-Account                       1 Yr.          3 Yr.          5 Yr.         10 Yr.         Life of Sub-Account
-----------                      ------         ------         ------         ------         -------------------
Growth                           25.26%         26.41%         19.07%         17.61%              17.26%
Money Market                     4.57%           4.66%          3.92%          4.93%               5.93%
Total Return                     17.76%         16.68%         12.21%          12.79%             12.80%
Bond                             8.28%           9.26%          7.27%          8.53%               8.88%
High Income                      16.63%         16.41%         12.91%         11.81%              11.48%
International Equity             7.15%           9.56%          9.80%           N/A                7.59%
Index 500                        31.66%         29.62%         18.86%           N/A               19.07%
LifeSpan Balanced                11.21%          N/A             N/A            N/A               12.43%
LifeSpan Diversified Income      11.52%          N/A             N/A            N/A                9.59%
LifeSpan Capital Appreciation    11.54%          N/A             N/A            N/A               14.77%

The Policy

APPLICATION FOR A POLICY

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, C.M. Life will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. In some cases, an entire group of Insureds will be pre-approved for Guaranteed Issue underwriting based on information provided by the common Policyowner on a master application. In other cases, however, applications will be subject to full underwriting, in which case C.M. Life reserves the right to reject an application which does not meet C.M. Life's underwriting guidelines. In all cases, C.M. Life shall comply with all applicable federal and state prohibitions concerning unfair discrimination. This process may include an assessment of whether the Policyowner has a sufficient insurable interest in the Insured to support ownership of the Policy under applicable state insurance laws. A Policy cannot be issued until this underwriting procedure has been completed.

If, at the time of application, a prospective Policyowner makes a premium payment equal to at least the planned periodic premium selected for the Policy, pending underwriting approval, C.M. Life will provide fixed conditional insurance pursuant to a Conditional Insurance Agreement in the amount of insurance applied for, up to a maximum of $1,000,000. This coverage will generally continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the application is approved, the Policy will be issued with a Policy date as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Policyowner does not wish to make any payment until the Policy is issued or has paid an initial premium that is not sufficient to place the Policy in force, upon delivery of the Policy C.M. Life will require payment of sufficient premium to place the insurance in force.

Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the Net Premium which was held in the General Account will be credited with interest at a specified rate (no less than 3%) beginning not later than the date of receipt of the premium at the Company's Service Center. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your application is approved, your Policy Value will be allocated according to your instructions following issuance of the Policy. If your Policy provides for a full refund of the initial purchase payment under its "Right to Examine Policy" provision (see "THE POLICY - "Free Look Period"), for the first 10 days following issuance and acceptance of the Policy, unless an extended right-to-examine provision applies under applicable state law, the portion of your Policy Value which you have instructed to be allocated to the Separate Account will be allocated to the Money Market Sub-Account. Thereafter, your Policy Value will be allocated to the Sub-Accounts and the Fixed Account according to your instructions.

Subject to the approval of C.M. Life, a Policy may be backdated no more than six months prior to the date of application. Backdating may be advantageous where the Insured's lower Age on the Policy Date results in lower cost of insurance rates. If a Policy is backdated, cost of insurance charges will be assessed as of the backdated period.

FREE LOOK PERIOD

The Policy provides for an initial Free Look Period. You may cancel the Policy by mailing or delivering the Policy to the Service Center or by delivering the Policy to an agent of C.M. Life on or before the latest of: (a) 10 days after you receive the Policy (unless a different period is applicable under state law or regulation); or (b) 10 days after C.M. Life mails or personally delivers to you a notice of withdrawal right. If your Policy provides for a full refund of the initial payment under its "Right to Examine Policy" provision, you will receive on cancellation the greater of (1) your entire payment, or (2) the Surrender Value plus any amounts deducted under the Policy for taxes, charges or fees. If your Policy does not provide for a full refund of the initial payment, you will receive upon cancellation the sum of (1) the difference between any payments made, including fees and charges, and the amounts allocated to the Separate Account, (2) the Policy Value (on the date the cancellation request is received by C.M. Life) attributable to the amounts allocated to the Separate Account, and (3) any fees or charges imposed on amounts in the Separate Account.

The refund of any payment you have made by check may be delayed until the check has cleared your bank.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Specified Amount, while the Policy is in force, you may convert your Policy without Evidence of Insurability to any flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits which had been offered by the Company or CML on the date of issue or on the effective date of an increase in Specified Amount, whichever is applicable. Assuming that there have been no increases in the initial Specified Amount, you can accomplish this within 24 months after the date of issue by transferring, without charge, the Policy Value in the Separate Account to the Fixed Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the Fixed Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the Fixed Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the Fixed Account.

Where required by state law, and at your request, C.M. Life will issue a flexible premium adjustable life insurance policy to you. The new Policy will have the same Specified Amount, issue ages, and dates of issue as the original Policy, and will have the underwriting classification we then offer that is most similar to the original Policy.

PREMIUM PAYMENTS

Premium Payments (for both initial and subsequent premiums) are payable to C.M. Life, and should be mailed to the Service Center. All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of date of receipt in good order by C.M. Life at the Service Center.

You may establish a schedule of planned periodic premium payments. C.M. Life will send you notice of such planned periodic payments at regular intervals. Failure to pay planned periodic premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Maturity Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without C.M. Life's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse. (See "POLICY TERMINATION AND REINSTATEMENT.")

If the Guideline Premium Test is chosen as the Definition of Life Insurance Test, the test provides that there are maximum premium payments that may be accepted. C.M. Life will not accept premium payments that will violate the provisions of the test. If a premium payment is made in excess of the limits of the Guideline Premium Test, C.M. Life will only accept that portion of the premium payment that is within the limits and will refund the remainder. No such maximum premium limitations apply under the Cash Value Accumulation Test.

However, notwithstanding the current maximum premium limitations, C.M. Life will accept a premium which is necessary to prevent a lapse of the Policy during a Policy year. We reserve the right to refuse any premium that would increase the Insurance Amount at Risk.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the 2% tax expense charge and any applicable premium charge. At the time your application is submitted, you will indicate your initial allocation of Net Premiums among the Fixed Account and the Sub-Accounts of the Separate Account. There are no limitations concerning the number of Sub-Accounts to which Net Premiums may be allocated. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

For certain Policyowners, after the underwriting period and during the "Right to Examine Policy" period, the portion of your Policy Value which you have instructed to be allocated to the Separate Account will be allocated to the Money Market Portfolio (see "THE POLICY - Application for a Policy"). Thereafter, your Net Premium will be allocated to the Sub- Accounts and the Fixed Account according to your instructions.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. C.M. Life and its agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. C.M. Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, C.M. Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures C.M. Life follows for transactions initiated by telephone include requirements that a Policyowner wanting to make such a change identify themselves by name and identify a personal identification number. All transfer instructions by telephone may be tape recorded as an additional safeguard.

An allocation change will be effective as of the date of receipt of the notice at the Service Center. Although no charge currently is imposed for changing premium allocation instructions, C.M. Life reserves the right to impose such a charge in the future. C.M. Life guarantees that such charge will not exceed $25.

The Policy Value in the Sub-Accounts will vary with their investment experience. The Policyowner bears the investment risk that the Policy Value of each Sub-Account will fluctuate. Further, investment performance of the Sub- Accounts may affect the Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to C.M. Life's then current rules, you may at any time transfer Policy Value among the Sub-Accounts or between a Sub-Account and the Fixed Account. The Policy Value held in the Fixed Account to secure a Policy Loan, however, may not be transferred.

All requests for transfers must be made to the Service Center. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. C.M. Life will make transfers pursuant to valid written or telephone request. As discussed in "THE POLICY - Allocation of Net Premiums," a properly completed authorization form must be on file at the Service Center before telephone requests will be honored.
(See "ALLOCATION OF NET PREMIUMS.")

Only one transfer from the Fixed Account to the Separate Account may be made during each Policy year. The one transfer permitted may not exceed 25% of the Policy Value held in the Fixed Account at the time of transfer request. There will also be a ninety (90) day waiting period between transfers out of the Fixed Account.

The Fixed Account and the Money Market Portfolio could be considered to be competing options. Transfers between these competing options will not be permitted. For a period of ninety (90) days following a transfer from one competing option, no transfer can be made to the other competing option. For a period of ninety (90) days following a transfer to one competing option, no transfer can be made from the other competing option.

The transfer privilege is subject to the consent of C.M. Life. C.M. Life reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred; (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account; (3) the minimum period of time between transfers involving the Fixed Account; and (4) the maximum amount that may be transferred each time to or from the Fixed Account.

The first twelve transfers in a Policy Year are free of any charge. Thereafter a transfer charge of no more than $25 will be deducted from the amount transferred for each transfer in that Policy year. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the twelve free transfers.

ACCOUNT REBALANCING

An Account Rebalancing option is currently available to Policies owned by corporations and trusts. This option maintains a specified allocation of Policy Value among selected Sub-Accounts and the Fixed Account by automatically transferring Policy Value on a quarterly, semiannual or annual basis in accordance with the allocation selected by the Policyowner. Additionally we anticipate that this option may be available on a monthly basis at some time in the future. Generally, Account Rebalancing will be processed on the 15th of each scheduled month unless the 15th is not a business day, in which case the rebalancing will be processed on the next business day. Transfers made in connection with Account Rebalancing are without charge and do not count toward the twelve free transfers allowed per Policy Year.

PROCEEDS PAYABLE UPON DEATH
OF THE INSURED

As long as the Policy remains in force C.M. Life will, upon due proof of the Insured's death, pay the Proceeds of the Policy to the named Beneficiary. C.M. Life will normally pay the Proceeds within seven days of receiving due proof of the Insured's death (unless a shorter period is required under applicable law), but C.M. Life may delay payments under certain circumstances. (See "OTHER POLICY PROVISIONS - Postponement Of Payments.") The Proceeds may be received by the Beneficiary in a lump sum or under one or more payment options currently offered by C.M. Life, except as may be restricted by state law. (See "APPENDIX B - PAYMENT OPTIONS.")

Prior to and at the Maturity Date while the Insured is living, the Proceeds equal the Surrender Value. The amount of Proceeds payable as a Death Benefit will be determined as of the date of C.M. Life's receipt of due proof of the Insured's death.

DEATH BENEFIT OPTIONS

The Policy provides two Death Benefit Options: Option 1 and Option 2, as described below:

Under Option 1, the Death Benefit is equal to the greater of the Specified Amount on the date of death and the Guideline Minimum Death Benefit.

Under Option 2, the Death Benefit is equal to the greater of the Specified Amount on the date of death plus the Policy Value on the date of receipt of due proof of death or the Guideline Minimum Death Benefit.

You designate the desired Death Benefit Option in the application. You may change the option once per Policy Year by Written Request. Changing Death Benefit Options may require Evidence of Insurability. The effective date of any such change will be the Monthly Deduction Date on or following the date we approve the request. Although no charge currently is assessed for processing a change in Death Benefit Option, C.M. Life reserves the right to impose such a charge for processing a change in Death Benefit Option in the future. Any such charge would not be designed to produce a profit.

CHANGE IN DEATH BENEFIT OPTION

If the Death Benefit Option is changed from Option 2 to Option 1, the Specified Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e., the Specified Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in Death Benefit Option will affect the determination of the Death Benefit from that point on, since the Policy Value will no longer be added to the Specified Amount in determining the Death Benefit.

If the Death Benefit Option is changed from Option 1 to Option 2, the Specified Amount will be decreased to equal the Death Benefit which would have been payable under Option 1 at the effective date of such change less the Policy Value on such effective date. This change may not be made if it would result in a Specified Amount less than $50,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Policy Value will be added to the new Specified Amount, the Death Benefit will vary with the Policy Value.

Under the Guideline Premium Test, a change in the Death Benefit Option may result in total premiums paid exceeding the maximum premium limitation determined by the provisions of the Guideline Premium Test. In such event, C.M. Life will pay the excess to the Policyowner.
See "THE POLICY - Premium Payments."

DEFINITION OF LIFE INSURANCE
TEST

At issue, the Policy offers a choice between two tests that may be used to determine if the Policy qualifies as "life insurance" under Section 7702 of the Code. They are the Guideline Premium Test and the Cash Value Accumulation Test. The test selected will determine how the Guideline Minimum Death Benefit is calculated.

Under either test, the Death Benefit at any point must be greater than the Policy Value multiplied by a specified percentage. Under the Guideline Premium Test, those percentages are prescribed and vary only by the Age of the Insured. Under the Cash Value Accumulation Test, the percentages vary by the Underwriting Class, tobacco status and Age of the Insured. If at any point the Death Benefit is not greater than the Policy Value times the applicable percentage, the Death Benefit will be increased to the amount necessary to satisfy the test. We refer to this amount as the "Guideline Minimum Death Benefit."

The percentages used in calculating the Guideline Minimum Death Benefit are typically lower under the Guideline Premium Test than they are under the Cash Value Accumulation Test. However, the Guideline Premium Test imposes maximum premium limitations while the Cash Value Accumulation Test does not. In general, these differences in the tests make the Cash Value Accumulation Test more appropriate for situations where maximum accumulation of Policy Value during the initial years of the Policy is a primary objective. On the other hand, the Guideline Premium Test is best suited for Policyowners looking for the most economically efficient method of accumulating Policy Value to fund a specified amount of coverage. Since a Policyowner's selection of the Cash Value Accumulation Test or the Guideline Premium Test depends upon various complex factors, applicants should consult with a qualified tax adviser in choosing the Definition of Life Insurance Test.

CHANGE IN SPECIFIED AMOUNT

Subject to certain limitations, you may increase or decrease the Specified Amount at any time by submitting a Written Request to C.M. Life requesting such change. Any increase or decrease in the Specified Amount requested by you will become effective on the Monthly Payment Date on or next following the date we approve the request, unless you specify a later date.

Increases. Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Specified Amount is increased. A request for an increase in Specified Amount may not be less than $10,000. You may not increase the Specified Amount after the Insured reaches Age 75.

An increase in the Specified Amount will generally affect the Insurance Amount at Risk, which may affect the monthly cost of insurance charges. An increase in Specified Amount may also have adverse tax implications and may result in modified endowment contract status for the Policy.

After increasing the Specified Amount, you will have the right during the first 24 months following the increase, to transfer any or all Policy Value of the amount of the increase to the General Account free of charge. (See "THE POLICY - Conversion Privileges.")

Decreases. A decrease in Specified Amount will not be permitted during the first three Policy years, or for the three Policy years following an increase in Specified Amount. The Specified Amount in force after any decrease may not be less than $50,000. Under the Guideline Premium Test, if a decrease in Specified Amount will make the Policy not comply with the maximum premium limitations of the test, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Specified Amount will affect the total Insurance Amount at Risk, which may affect a Policyowner's monthly cost of insurance charges. (See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value.") For purposes of determining the cost of insurance charge, any decrease in the Specified Amount will reduce the Specified Amount in the following order: (a) the Specified Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Specified Amount.

POLICY VALUE AND
SURRENDER VALUE

The Policy Value is the total amount available for allocation and is equal to the sum of the accumulation in the Fixed Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Policy Debt). There is no guaranteed minimum Policy Value. Because

Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the Fixed Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

Calculation of Policy Value. The Policy Value is determined following the Date of Issue and thereafter on each Valuation Date. Following the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the Fixed Account (before being transferred to the Separate Account; see "THE POLICY - Application For A Policy") less any Monthly Deductions due.

On each Valuation Date after the Policy has been issued the Policy Value will be:

    (1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

    (2) the value in the Fixed Account allocated to the Policy (including any amounts transferred to the Fixed Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the Fixed Account allocated to the Policy, if any.

The Accumulation Unit. Each Net Premium payment is allocated to either the Sub-Account(s) or the Fixed Account in accordance with your instructions. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units for each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Service Center. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if C.M. Life is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub- Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Net Investment Factor. The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

    (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

    (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (c) is a charge for each day in the Valuation Period equal on an annual basis to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks for the first twenty policy years. After the twentieth policy anniversary, the charge will be reduced to 0.25% of the daily net asset value of that Sub-Account. This charge may be increased or decreased by C.M. Life, but may not exceed 0.90% at any point in time; and

    (d) is the Separate Account administrative charge for each day in the Valuation Period equal on an annual basis to 0.25% of the daily net asset value of that Sub-Account. This charge is applicable only during the first twenty Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by C.M. Life. (See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT.")

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Proceeds to be paid in a single sum or under one or more of the payment options currently offered by C.M. Life, subject to any state limitations. (See "APPENDIX B, "PAYMENT OPTIONS.") These payment options are also available at the Maturity Date and if the Policy is surrendered. C.M. Life may make more payment options available in the future. If no election is made, C.M. Life will pay the Proceeds in a single sum. When the Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A OPTIONAL BENEFITS" may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. (See "CHARGES AND DEDUCTIONS - Monthly Deduction From Policy Value.")

SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value less any Policy Debt. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Service Center. No Surrender Charges are applied.

The proceeds from a surrender may be paid in a single lump sum or under one or more payment options currently offered by C.M. Life, subject to any state limitations. (See "APPENDIX B - PAYMENT OPTIONS.") C.M. Life will normally pay the Surrender Value within seven days following C.M. Life's receipt of the surrender request (unless a shorter period is required under applicable law or regulation), but C.M. Life may delay payment under the circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWAL

You may withdraw a portion of the Surrender Value of your Policy at any time after the Policy has been issued, upon Written Request filed at the Service Center. The Written Request must indicate the dollar amount you wish to receive and the accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions C.M. Life will make a Pro Rata Allocation. Under Option 1, the Specified Amount is reduced by the amount of the partial withdrawal. Additionally, the maximum amount of a partial withdrawal is 90% of the Surrender Value. A request for a partial withdrawal that would reduce the Specified Amount below the minimum Specified Amount or that exceeds 90% of the Surrender Value may be treated as a request for a full surrender of the Policy.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge as described under "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal." C.M. Life will normally pay the amount of the partial withdrawal within seven days (unless a shorter period is required pursuant to applicable law) following C.M. Life's receipt of the partial withdrawal request, but C.M. Life may delay payment under certain circumstances described in "OTHER POLICY PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

Charges and Deductions

Charges will be deducted in connection with the Policy to compensate C.M. Life for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse C.M. Life for actual administrative costs incurred, and is not intended to result in a profit to C.M.
Life.

TAX EXPENSE CHARGE

Currently, a deduction of 2% of premiums for state and local premium taxes is made from each premium payment. The premium payment less the tax expense charge and any applicable premium charge equals the Net Premium. While the premium tax of 2% is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2% rate attributable to premiums for state and local premium taxes approximates the average expenses to C.M. Life associated with the premium taxes. The 2% charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. C.M. Life reserves the right to increase or decrease the tax expense charge to reflect tax expenses incurred by C.M. Life. C.M. Life does not expect to make a profit from this charge. During 1997, the aggregate amount of deductions for state premium tax was $13,719.

Although not currently deducted, C.M. Life reserves the right to make deductions from premium payments for Deferred Acquisition Cost ("DAC") tax charges. If currently imposed, the rate would be at 1%, a rate that C.M. Life approximates to be equal to C.M. Life's expenses in paying federal taxes for deferred acquisition costs associated with the Policies. The DAC tax deduction is a factor C.M. Life must use when calculating the maximum sales load it can charge under SEC rules.

PREMIUM CHARGE

A premium charge will be applied to premium payments received during the first seven Policy years after issue or the effective date of an increase in Specified Amount. The maximum premium charge applied in a Policy year will be 6% of premium received during that Policy Year, up to the annual Target Premium for the Policy. If more than the Target Premium for the Policy is paid in a Policy year, there will be no premium charge applied to the premium in excess of the Target Premium. In the event of an increase in Specified Amount, premium payments will be pro rated between the original Specified Amount and the increase in Specified Amount using the Target Premiums for each to determine the pro rata split. The premium charge is designed primarily to compensate C.M. Life for the distribution expenses associated with the Policy. In certain instances, C.M. Life may reduce this charge. (See "Reduction of Charges.") During 1997, the aggregate amount of deductions for premium charges was $39,547.

MONTHLY DEDUCTION FROM
POLICY VALUE

Prior to the Maturity Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below.

Prior to the Maturity Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Policy Date of the Policy. The Monthly Deduction will be made Pro Rata from the Fixed Account and Sub-Accounts in which you have Policy Value on the Monthly Calculation Date. No Monthly Deductions will be made on or after the Maturity Date.

Cost of Insurance. This charge is designed to compensate C.M. Life for the anticipated cost of providing Proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. The cost of insurance is determined on a monthly basis, and is calculated separately for the initial Specified Amount and for each subsequent increase in Specified Amount. During 1997, the aggregate amount of deductions for cost of insurance charges was $75,277.

Calculation of the Charge. The monthly cost of insurance is determined by multiplying the Insurance Amount at Risk by the appropriate cost of insurance rates. Under Death Benefit Option 1, the Insurance Amount at Risk is equal to the greater of the Specified Amount less the Policy Value or the Guideline Minimum Death Benefit less the Policy Value. Under Death Benefit Option 2, the Insurance Amount at Risk is equal to the greater of the Specified Amount or the Guideline Minimum Death Benefit less Policy Value.

Cost of Insurance Rates. The Policy contains both current and guaranteed cost of insurance rates. The current rates are used to calculate the monthly cost of insurance charges and they may be lower than the guaranteed rates. The guaranteed rates represent the maximum rates that C.M. Life may charge.

The guaranteed cost of insurance rates vary by the Underwriting Class, tobacco status and Age of the Insured. For Policies that are fully underwritten, the guaranteed rates for Preferred risks are based on the 1980 Commissioners Standard Ordinary Unisex Mortality Table B which assumes an 80% male and 20% female distribution by sex. The guaranteed rates for Substandard Risks are based on multiples or additives of the same table. For Policies that are guaranteed issue (i.e. issued without full underwriting), the guaranteed cost of insurance rates are based on 150% of the 1980 Commissioners Standard Ordinary Unisex Mortality Table B.

Current cost of insurance rates vary by Underwriting Class, tobacco status, age at issue, and the number of Policy years that have elapsed since the Policy date or the effective date of an increase in Specified Amount. The current cost of insurance rates are based upon C.M. Life's expectations as to future mortality, investment, expense and persistency experience. C.M. Life may adjust current cost of insurance rates periodically. The current cost of insurance rates are determined at the beginning of each Policy Year. The current cost of insurance rates for an increase in Specified Amount or rider are also determined annually on the anniversary of the effective date of each increase or rider.

Monthly Administrative Charges. Prior to the Maturity Date, current administrative charges of $5 per Policy and $0.05 per thousand of Specified Amount will be deducted from the Policy Value each month. These charges are guaranteed not to exceed $10 per Policy and $0.10 per thousand of Specified Amount. After the twentieth Policy Anniversary, the $0.05 per thousand charge will be eliminated, and the amount deducted monthly will be $5.00 per Policy. This charge will be used to compensate C.M. Life for first year and on-going expenses incurred in the administration of the Policy. These expenses include the cost of processing applications, conducting any applicable medical examinations, determining insurability and the Insured's Underwriting Class, establishing Policy records, and paying Proceeds. During 1997, the aggregate amount of deductions for monthly administrative charges was $28,650.

CHARGES AGAINST ASSETS OF THE
SEPARATE ACCOUNT

C.M. Life assesses each Sub-Account with a charge for mortality and expense risks assumed by C.M. Life and a charge for administrative expenses of the Separate Account.

Mortality and Expense Risk Charge. C.M. Life currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account for Policy years one through twenty. This charge is reduced to 0.25% in subsequent Policy years. This charge is for the mortality risk and expense risk which C.M. Life assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of C.M. Life, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis. The aggregate amount of such charges paid in 1997 was $20,568.

The mortality risk assumed by C.M. Life is that Insureds may live for a shorter time than anticipated, and that C.M. Life will therefore pay an aggregate amount of Proceeds sooner than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, C.M. Life will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to C.M. Life. To the extent this charge results in a current profit to C.M. Life, such profit will be available for use by C.M. Life for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

Separate Account Administrative Charge. During the first twenty Policy Years, C.M. Life assesses a charge on an annual basis of 0.25% of the daily net asset value in each Sub-Account. Thereafter, in subsequent Policy Years, this administrative charge will be waived. The charge is assessed to help defray administrative expenses. The administrative functions and expenses assumed by C.M. Life in connection with the Separate Account and the Sub- Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees. During 1997, the aggregate amount of separate account administrative charges was $7,911.

Other Charges Against the Assets of the Separate Account. Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub- Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of each of the Funds contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should C.M. Life determine that taxes will be imposed, C.M. Life may make deductions from the Sub-Account to pay such taxes. (See "FEDERAL TAX CONSIDERATIONS.") The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

No Surrender Charges are applied against the Policy.

CHARGES ON PARTIAL WITHDRAWAL

A transaction charge of $25 will be assessed on each partial withdrawal to reimburse C.M. Life for the cost of processing the withdrawal. C.M. Life does not expect to make a profit on this charge.

TRANSFER CHARGES

The first twelve transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $25 will be imposed for each transfer request to reimburse C.M. Life for the administrative costs incurred in processing the transfer request. This transfer charge and the number of free transfers permitted per Policy year may be adjusted periodically by C.M. Life; however, the transfer charge is guaranteed not to increase. C.M. Life reserves the right to change the number of free transfers allowed in a Policy Year.

Transfers made in connection with Account Rebalancing do not count toward the number of free transfers allowed in each Policy year and are free of charge. If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will also be free of charge and in addition to the free transfers permitted in a Policy Year. (See "THE POLICY - Conversion Privileges" and "POLICY LOANS.")

CHARGE FOR INCREASE IN
SPECIFIED AMOUNT

No charge is imposed for any increase in Specified Amount. C.M. Life does, however, reserve the right to impose such a charge in the future. This charge would be imposed to reimburse C.M. Life for underwriting and other costs associated with the increase. It would not be designed to produce a profit.

OTHER ADMINISTRATIVE CHARGES

C.M. Life reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions or for producing a projection of values.

REDUCTION OF CHARGES

While this Policy is available for sale to individuals, it will also be sold to corporations and to other multiple life groups or sponsoring organizations. Depending on the size of the group, the nature of the sale, the expected premium volume, or other factors that C.M. Life considers to be significant, there may be expense savings that could be passed on to the customer. Subject to applicable state laws and regulations, we reserve the right to reduce the premium charge, cost of insurance charge, or any other charge that is appropriate to reflect any expense savings. Distribution expenses, underwriting expenses and administrative expenses are examples of potential areas where savings may be realized.

Policy Loans

Loans may be obtained by request to C.M. Life on the sole security of this Policy. The total amount which may be borrowed is the Loan Value. The Loan Value is an amount equal to the Policy Value less existing Policy Debt and less projected interest to the next Policy Anniversary Date at the then applicable Loan Interest Rate. We reserve the right to defer Policy Loan requests for a period not exceeding six months after the date when the Policyholder applies for the Policy Loan. There is no minimum limit on the amount of the loan.

A Policy Loan may be allocated among the Fixed Account and one or more Sub-Accounts. If you do not make an allocation, C.M. Life will make a Pro Rata Allocation based on the amounts in the Accounts on the date C.M. Life receives the loan request. Policy Value in each Sub- Account equal to the Policy Debt allocated to such Sub- Account will be transferred to the Fixed Account, and the number of Accumulation Units equal to the Policy Value so transferred will be cancelled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Policy is in force, Policy Value in the Fixed Account equal to the loan amount will be credited with interest at a specified rate equal to 1 1/2% less than the Loan Interest Rate.

LOAN INTEREST CHARGED

Interest accrues daily and is payable in arrears. A Policy Loan will be subject to a Loan Interest Rate which is calculated based on the current rate specified as the monthly average of the Composite Yield on Seasoned Corporate Bonds as published by Moody's Investors Service. The rate will be calculated two months prior to the Policy's anniversary date, and will remain in force for the entire Policy Year. If increased at the next Policy anniversary, the increase will be at least for 1/2%. Where required by state law, a fixed interest rate will be available at a rate of 8%, unless a different rate is required under applicable state law. Further, the variable interest rate will not exceed the maximum interest rate permitted in the Policy's contract state. Interest is due and payable at the end of each Policy year or on a pro rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Policy Value in the Fixed Account, C.M. Life will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the Fixed Account as security for the excess loan amount. C.M. Life will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

PREFERRED LOAN PROVISION

Where permitted by applicable law, a Preferred Loan Provision is available under the Policy. When available, the Preferred Loan Provision permits the Policyowner to take loans against the Policy Value at a rate that is 1 1/2% less than the Loan Interest Rate then in effect for the Policy. Additionally, we reserve the right to adjust this preferred rate at each Policy anniversary when the Loan Interest Rate for the coming Policy year is determined. The maximum Preferred Loan Amount is 10% of the Policy Value at the time of the Preferred Loan request. This provision is available after the tenth Policy year.

REPAYMENT OF POLICY DEBT

Loans may be repaid at any time prior to the lapse of the Policy. You must notify C.M. Life if a payment is a loan repayment, otherwise it will be considered a premium payment. Upon repayment of Policy Debt, the portion of the Policy Value that is in the Fixed Account securing the Policy Debt repaid will be allocated to the various Sub-Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, C.M. Life will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed Policy Value previously transferred from the Separate Account to secure the Policy Debt.

If Policy Debt exceeds the Policy Value, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will lapse without value.

EFFECT OF POLICY LOANS

Although Policy Loans may be repaid at any time prior to the lapse of the Policy, Policy Loans will permanently affect the Policy Value and may permanently affect Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the Fixed Account attributable to the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or Surrender.

Policy Termination and
Reinstatement

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:
(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (b) Policy Debt and the Monthly Deductions currently due exceed the Policy Value; or (c) the Policy Value is less than zero. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, C.M. Life will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will cause the Policy to lapse. If the Insured dies during the grace period, the Proceeds will still be payable; however, any Monthly Deductions due and unpaid through the Policy month in which the Insured dies and any other overdue charge will be deducted from the Proceeds paid to the Beneficiary.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within three years after the lapse date and before the Maturity Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to C.M. Life: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable consistent with C.M. Life's then applicable underwriting rules; and (3) a Net Premium that is the greater of a Planned Periodic Payment or a net premium sufficient to cover three monthly deductions at an amount equal to the last Monthly Deduction just prior to the Policy termination.

Policy Value on Reinstatement. The Policy Value on the date of reinstatement is:

 .   the Net Premium paid to reinstate the Policy increased at an interest rate determined by C.M. Life, and guaranteed to be no less than 3% annually, from the date the payment was received at C.M. Life's Service Center;

 .   plus an amount equal to the Policy Value less Policy Debt on the date the
    Policy terminated;

 .   less the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Policy Debt outstanding on termination date.

Other Policy Provisions
The following Policy provisions may vary in certain jurisdictions in order to comply with requirements of the insurance laws, regulations, and insurance regulatory agencies in those jurisdictions.

POLICYOWNER

Generally, the Policyowner named in the application for the Policy will be a corporation, partnership, trust, or other similar business entity. Usually the Policyowner will be the Insured's employer. In any case, the Policyowner must be able to demonstrate the existence of a sufficient relationship to satisfy applicable insurable interest laws and rules. C.M. Life will determine whether such relationship exists. In certain states, the consent of the Insured must be obtained in a form satisfactory to C.M. Life to satisfy state laws concerning insurable interest rules. C.M. Life reserves the right to make any final determination in this regard and will take any action to remain consistent with such rules. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Specified Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the recipient of the Proceeds upon the Insured's death. The Beneficiary can be a person or an entity, and there can be more than one Beneficiary under the Policy. If no Beneficiary is selected, C.M. Life will designate the Policyowner as the Beneficiary.

INCONTESTABILITY

C.M. Life will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the date of issue. C.M. Life will not contest the validity of any increase in the Specified Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

If the Policy is reinstated, the Death Benefit cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the date of reinstatement. The Policy can be contested within the two-year period over statements made in the reinstatement application.

SUICIDE

The Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the date of issue. Instead, C.M. Life will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Specified Amount, C.M. Life's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

C.M. Life does not assume the risk of suicide of the Insured, while sane or insane, within two years of the effective date of a reinstatement of the Policy. Instead of the Proceeds, the Beneficiary will receive the sum of the premiums paid since reinstatement, less the sum of any outstanding debt and partial withdrawals made since the date of reinstatement.

AGE

If the Insured's Age as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age if death occurs prior to the Maturity Date. In no event will the Death Benefit be reduced to less than the Guideline Minimum Death Benefit.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. C.M. Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Service Center. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by C.M. Life before the assignment is recorded. C.M. Life is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

C.M. Life also reserves the right to defer payment of any amount due from the Fixed Account upon surrender, partial withdrawal or death of the Insured, as well as payments of policy loans and transfers from the Fixed Account, for a period not to exceed six months.

                                                    C.M. LIFE INSURANCE COMPANY

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND POSITION                              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence V. Burkett, Jr., Director             Director, President and Chief Executive Officer, C.M. Life, since 1996; Executive
 President and Chief Executive Officer          Vice President and General Counsel, since 1993, Senior Vice President and Deputy
 1295 State Street                              General Counsel, 1992-1993, MassMutual
 Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
 John B. Davis, Director                        Director, C.M. Life, since 1996; Executive Vice President, since 1994, Associate
 1295 State Street                              Executive Vice President, 1994-1994, General Agent, 1982-1993, MassMutual
 Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
 Stuart H. Reese, Director and Senior Vice      Director and Senior Vice President-Investments, C.M. Life, since 1996; Chief
 President-Investments                          Executive Director-Investment, since 1997, Senior Vice President, 1993-
 1295 State Street                              1997, MassMutual; Investment Manager, Aetna Life and Casualty and Affiliates,
 Springfield, MA 01111                          1979-1993
------------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL OFFICERS (other than those who are also Directors):

------------------------------------------------------------------------------------------------------------------------------------
 Paul D. Adornato                               Senior Vice President-Operations, C.M. Life, since 1996; Senior Vice President
 140 Garden Street                              MassMutual, since 1986
 Hartford, CT 06154
------------------------------------------------------------------------------------------------------------------------------------
 Anne Melissa Dowling                           Senior Vice President-Large Corporate Marketing, C.M. Life, since 1996; Senior Vice
 140 Garden Street                              President, MassMutual, since 1996; Chief Investment Officer, Connecticut Mutual
 Hartford, CT 06154                             Life Insurance Company, 1994-1996; Senior Vice President-International, Travelers
                                                Insurance Co., 1987-1993
------------------------------------------------------------------------------------------------------------------------------------
 Maureen R. Ford                                Senior Vice President-Annuity Marketing, C.M. Life, since 1996; Senior Vice
 140 Garden Street                              President, MassMutual, since 1996; Marketing Officer, Connecticut Mutual Life
 Hartford, CT 06154                             Insurance Company, 1989-1996
------------------------------------------------------------------------------------------------------------------------------------
 Isadore Jermyn                                 Senior Vice President and Actuary, C.M. Life, since 1996; Senior Vice President and
 1295 State Street                              Actuary, since 1995, Vice President and Actuary, 1980-1995, MassMutual
 Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
 Edward M. Kline                                Treasurer, C.M. Life, since 1997; Vice President, since 1989, and Treasurer, since
 1295 State Street                              1997, MassMutual
 Springfield, MA 01111
------------------------------------------------------------------------------------------------------------------------------------
 Ann F. Lomeli                                  Secretary, C.M. Life, since 1988; Vice President, Secretary and Associate General
 1295 State Street                              Counsel, since 1998, Associate Secretary, 1996-1998, MassMutual; Corporate
 Springfield, MA 01111                          Secretary and Counsel, Connecticut Mutual Life Insurance Company, 1998-1996
------------------------------------------------------------------------------------------------------------------------------------

Distribution

MML Distributors, LLC ("MML Distributors"), a Connecticut limited liability company and an affiliate of C.M. Life and MassMutual, acts as the principal underwriter of the Policies pursuant to an underwriting agreement among itself, C.M. Life, and the Separate Account. MML Investors Services, Inc. ("MMLISI"), a Massachusetts corporation and also an affiliate of C.M. Life and MassMutual, acts as a co-underwriter of the Policies pursuant to an underwriting and servicing agreement to which MMLISI, C.M. Life, and the Separate Account are parties. Both MMLISI and MML Distributors are located at 1414 Main Street, Springfield, Massachusetts 01144-1013. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the "NASD").

The Policy will be sold by registered representatives of registered broker-dealers that have established selling group agreements with the MML Distributors ("selling brokers"), or by registered representatives of MMLISI. The maximum commission payable to a broker-dealer in the first Policy Year will be 45% of premium up to the Target Premium for the Policy, and 10% on premium in excess of the Target Premium. In Policy Years two through seven, the maximum commission will be 15% up to Target Premium and 10% above Target Premium. In years eight and later, a renewal commission of up to 0.25% of Policy Value less Policy Debt may be payable.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. Compensation paid to MMLISI in 1997 was $5,000. No compensation was paid to MML Distributors in 1997.

The commission payable to the registered representative is determined by the broker-dealer and also varies by the terms of each arrangement. Commissions are paid through MML Distributors to selling brokers and through MMLISI to agents for selling the Policies. During 1997, such commissions charges amounted to $35,946.

MML Distributors does business under different variations of its name, including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington, and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West
Virginia.

Reports

C.M. Life will maintain the records relating to the Separate Account. You will be promptly sent statements of significant transactions such as premium payments, changes in Specified Amount, changes in Death Benefit Option, transfers among Sub-Accounts and the Fixed Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy Loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Panorama Fund, Oppenheimer Funds, and the VIP Funds as required by the 1940 Act.

Legal Proceedings

There are no material legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. C.M. Life currently is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

Further Information

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

Experts

The audited financial statements of C.M. Life Variable Life Separate Account I included in this prospectus have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The audited statements of statutory financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996 and the related statutory statements of income, changes in capital stock and surplus and cash flows for each of the years in the two year period ended December 31, 1997 included in this prospectus have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The statutory statements of income, changes in capital stock and surplus and cash flows for the year ended December 31, 1995 included in this prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

Federal Tax Considerations

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon C.M. Life's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of certain federal income tax considerations is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. Because of the inherent complexity of federal income tax laws, and the fact that tax results will vary according to the particular circumstances of the person or entity involved, a qualified tax adviser should always be consulted with regard to the application of the tax laws to individual circumstances.

TAX STATUS OF C.M. LIFE AND THE
SEPARATE ACCOUNT

Under existing federal law, no taxes are payable by C.M. Life on investment income and realized capital gains of the Separate Account credited to the Policy. Accordingly, C.M. Life does not intend to make any charge to the Separate Accounts to provide for company income taxes. C.M. Life may, however, make such a charge in the future if an unanticipated construction of current law or a change in law results in a company tax liability attributable to the Separate Account.

C.M. Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes attributable to the Separate Account may be made.

TAXATION OF THE POLICIES

While C.M. Life believes that the Policy meets the statutory definition of life insurance, and that it will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues. C.M. Life reserves the right to make changes to the Policy if changes are deemed appropriate by C.M. Life to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts.

The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Code section 101(a)(1) for purposes of the regular federal income tax and the Policyowner generally should not be deemed to be in constructive receipt of the Policy Value, including increments thereof, under the Policy until Surrender thereof, maturity of the Policy, or partial withdrawal. However, certain Policy loans may be taxable in the case of Policies that are modified endowment contracts. Prospective Policyowners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisers with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisers about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under Code section 59A (for these purposes, the death benefit and increases in Policy Value may be taxable). Changing the Policyowner may also have tax consequences. Exchanging a Policy for another involving the same Insured generally will not result in the recognition of gain or loss according to Code section 1035(a). Changing the Insured under a Policy will, however, not be treated as a tax-free exchange under Section 1035, but rather as a taxable exchange.

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. The Sub-Accounts through the Funds, intend to comply with this diversification requirement. Although C.M. Life does not have control over the investments of the Funds, C.M. Life will monitor continued compliance with these requirements.

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which Investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no regulations have been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, C.M. Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. C.M. Life therefore reserves the right to modify the Policy, or C.M. Life's administrative rules to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are issued, there can be no assurance that a Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change its investment objective or investment policies.

The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as modified endowment contracts, is somewhat different, as described below.

A life insurance contract becomes a modified endowment contract if, at any time during the first seven Policy years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which, if paid for each of the first seven years, would fully pay for future benefits under a contract. For example, if the "seven-pay premium" was $1,000, the maximum premiums that could be paid during the first seven years to avoid modified endowment contract treatment would be $1,000 in the first year, $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the Policy's first seven contract years. Changes in death benefit options under, or in other terms of a Policy may require "retesting" of a Policy to determine if it is to be classified as a modified endowment contract.

CONVENTIONAL LIFE INSURANCE
POLICIES

If a Policy is not a modified endowment contract, upon surrender or at the Maturity Date of a Policy, the excess, if any, of the Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in partial withdrawals. If a partial withdrawal occurring within 15 years of the Policy date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policyowner on partial withdrawals occurring more than 15 years after the Policy date will be taxable as ordinary income to the Policyowner to the extent that it exceeds the cost basis under a Policy.

Loans received under Policies that are not modified endowment contracts should be treated as indebtedness of the Policyowner, and no part of such Policy Loan will constitute income to the Policyowner unless the Policy is surrendered or the Policy matures. Interest on a loan may be deductible, subject to several limitations, depending on the use to which the Loan proceeds are put and the tax rules applicable to the Policyowner. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. Other restrictions apply to the deduction of loan interest where the interest is incurred on a loan under a Policy covering the life of an officer, employee, or person financially interested in the trade of business of the Policyowner.

MODIFIED ENDOWMENT CONTRACTS

Pre-death distributions from modified endowment contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, the Policyowner will recognize ordinary income for federal income tax purposes equal to the amount by which the Surrender Value plus the Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon partial withdrawals and Policy Loans, the Policyowner will recognized ordinary income to the extent allocable to income on the Policy which is the amount by which the Policy Value exceeds investment in the Policy immediately before the distribution. If two or more Policies which are classified as modified endowment contracts are purchased from any one insurance company and its affiliates during any calendar year, all such Policies will be aggregated for purposes of determining the portion of the pre-death distribution allocable to income on the Policies and the portion allocable to investment in the Policies.

Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming totally disabled; or (iii) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy was not originally a modified endowment contract but becomes one pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a modified endowment contract. For this purpose, pursuant to the Code, any distribution made within two years before the Policy is classified as a modified endowment contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

Since the Policy provides for flexible premium payments. We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

REASONABLENESS REQUIREMENT
FOR CHARGES

Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon: (i) mortality charges that meet the reasonable mortality charge requirements set forth in the Code, and (ii) other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality and other charges. The area of the law relating to reasonableness standards for mortality and other charges is currently based on statutory language and IRS pronouncements which do not explicitly address all relevant issues. Accordingly, while C.M. Life believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current standards, it cannot offer complete assurance since the law in this area is not fully developed. It is possible that future regulations will contain standards that would require C.M. Life to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and C.M. Life reserves the right to make any such modifications.

OTHER

Federal estate and gift and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each Policyowner or Beneficiary.

For complete information on federal, state, local and other tax considerations, a qualified tax adviser should be consulted.

C.M. Life does not make any guarantee regarding the tax status of any policy.

More Information About the
Fixed Account

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the Fixed Account. Because of exemption and exclusionary provisions in the securities law, any amount in the Fixed Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the 1940 Act. Accordingly, the disclosures in this Section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

Allocations to the Fixed Account for this Policy are invested in the General Account of C.M. Life. The General Account of C.M. Life is made up of all of the general assets of C.M. Life other than those allocated to any separate account. Allocations to the General Account become part of the assets of C.M. Life and are used to support insurance and annuity obligations. Subject to applicable law, C.M. Life has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by C.M. Life as to principal and a minimum rate of interest. The allocation or transfer of funds to the Fixed Account does not entitle you to share in the investment experience of the General Account.

FIXED ACCOUNT VALUE

C.M. Life bears the full investment risk for amounts allocated to the Fixed Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 3% prior to issuance of the Policy and 4% thereafter ("Guaranteed Minimum Rate").

C.M. Life may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Service Center is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF C.M. LIFE. THE POLICYOWNER ASSUMES THE RISK

THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the Fixed Account, no excess interest will be credited to that portion of the Policy Value which is equal to Policy Debt. However, such Policy Value will be credited interest at an effective annual yield of at least a rate equal to the Loan Interest Rate less 1.5% (unless another rate is required by applicable law).

C.M. Life guarantees that, on each Monthly Payment Date after issuance and acceptance of the Policy, the Policy Value in the Fixed Account will be the amount of the Net Premiums allocated or Policy Value transferred to the Fixed Account, plus interest at an annual rate of 4% per year, plus any excess interest which C.M. Life credits, less the sum of all Policy charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with loans, partial withdrawals, surrenders or transfers.

Transfers, surrenders, partial withdrawals, Proceeds and Policy Loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days (state variations may exist) or more, C.M. Life will pay interest at least equal to an effective annual yield of 3% per year for the period of deferment. Amounts from the General Account used to pay premiums on Policies with C.M. Life will not be delayed.

THE POLICY

This prospectus describes a flexible premium variable life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the Fixed Account, see the Policy itself.

ERISA Compliance

The use of the Policy in an employer-sponsored program may result in the application of all or portions of the Employee Retirement Income Security Act of 1974 (as amended) ("ERISA"). If ERISA applies, the employer may be subject to government and participant disclosure, filing, fiduciary and other requirements.

The Policyowner is encouraged to consult with counsel on these matters, as neither C.M. Life nor any of its representatives are authorized to make representations concerning whether ERISA applies to the intended use of a Policy.

Financial Statements

The Financial Statements of C.M. Life and the Separate Account included herein should be considered only as bearing upon the ability of C.M. Life to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of C.M. Life Insurance Company

We have audited the statements of assets and liabilities of the Panorama Total Return Sub-Account, Panorama Growth Sub- Account, Panorama International Equity Sub-Account, Panorama LifeSpan Diversified Income Sub-Account, Panorama LifeSpan Balanced Sub-Account, Panorama LifeSpan Capital Appreciation Sub-Account, Oppenheimer Bond Sub-Account, Fidelity Money Market Sub-Account, Fidelity High Income Sub-Account, and Fidelity Index 500 Sub-Account of the C.M. Life Variable Life Separate Account I as of December 31, 1997, and the related statement of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by confirmation with Panorama Series Fund, Inc., Oppenheimer Variable Account Funds and Fidelity Variable Insurance Products Fund and Fund II. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Panorama Total Return Sub-Account, Panorama Growth Sub-Account, Panorama International Equity Sub-Account, Panorama LifeSpan Diversified Income Sub-Account, Panorama LifeSpan Balanced Sub-Account, Panorama LifeSpan Capital Appreciation Sub-Account, Oppenheimer Bond Sub-Account, Fidelity Money Market Sub-Account, Fidelity High Income Sub-Account, and Fidelity Index 500 Sub-Account of the C.M. Life Variable Life Separate Account I as of December 31, 1997, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                            Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 18, 1998

C.M. Life Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at Market (Notes 3A and 3B):
  Panorama Total Return Sub-Account
   177,290 shares (Cost $324,085)                                                                                $ 354,579
  Panorama Growth Sub-Account
   782,074 shares (Cost $2,168,187)                                                                              2,698,154
  Panorama International Equity Sub-Account
   56,587 shares (Cost $71,306)                                                                                     76,961
  Panorama LifeSpan Diversified Income Sub-Account
   22,374 shares (Cost $24,404)                                                                                     26,401
  Panorama LifeSpan Balanced Sub-Account
   35,985 shares (Cost $42,316)                                                                                     46,060
  Panorama LifeSpan Capital Appreciation Sub-Account
   21,164 shares (Cost $26,022)                                                                                     28,571
                                                                                                             --------------
                                                                                                                 3,230,726
                                                                                                             --------------

  Oppenheimer Bond Sub-Account                                                                              --------------
   900 shares (Cost $10,480)                                                                                        10,721
                                                                                                             --------------

  Fidelity Money Market Sub-Account
  6,075 shares (Cost $6,075)                                                                                         6,075
  Fidelity High Income Sub-Account
  8,779 shares (Cost $107,334)                                                                                     119,220
  Fidelity Index 500 Sub-Account
  2,494 shares (Cost $228,550)                                                                                     285,260
                                                                                                             --------------
                                                                                                                   410,555
                                                                                                             --------------
Total Assets                                                                                                  $  3,652,002
                                                                                                             --------------
LIABILITIES
   Due to C.M. Life Insurance Company                                                                                  134
                                                                                                             --------------
NET ASSETS                                                                                                    $  3,651,868
                                                                                                             ==============


Net assets consist of:                                                           Units        Unit Value       Net assets
                                                                               ---------    --------------   --------------

Panorama Total Return Sub-Account                                                261,797           1.35           354,572
Panorama Growth Sub-Account                                                    1,683,998           1.60         2,698,039
Panorama International Equity Sub-Account                                         62,533           1.23            76,958
Panorama LifeSpan Diversified Income Sub-Account                                  21,298           1.24            26,401
Panorama LifeSpan Balanced Sub-Account                                            35,023           1.32            46,059
Panorama LifeSpan Capital Appreciation Sub-Account                                20,718           1.38            28,570
Oppenheimer Bond Sub-Account                                                       9,255           1.16            10,721
Fidelity Money Market Sub-Account                                                  5,487           1.11             6,075
Fidelity High Income Sub-Account                                                  95,691           1.25           119,217
Fidelity Index 500 Sub-Account                                                   171,213           1.67           285,256
                                                                                                             --------------
                                                                                                              $ 3,651,868
                                                                                                             ==============

                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997


                                                                          Panorama Series Fund, Inc.
                                            ---------------------------------------------------------------------------------------
                                                                                          LifeSpan                      LifeSpan
                                                                         International   Diversified      LifeSpan       Capital
                                           Total Return      Growth         Equity         Income         Balanced     Appreciation
                                            Sub-Account    Sub-Account    Sub-Account    Sub-Account     Sub-Account    Sub-Account
                                           -------------  -------------  -------------  --------------  -------------  -------------
Investment Income
Dividends (Note 3B)                         $    32,657    $   177,936    $     1,367    $        792    $       995    $       542
Mortality and expense risk flees (Note 4)         2,832         21,591            587             178            325            185
                                           -------------  -------------  -------------  --------------  -------------  -------------
Net investment income (Note 3C)                  29,825        156,345            780             614            670            357
                                           -------------  -------------  -------------  --------------  -------------  -------------

Realized and unrealized gain (loss)
  on investments
Net realized gain on investments
  (Notes 3B, 3C and 5)                            4,928         24,367            316             146            607            160
Change in net unrealized appreciation
  of investments                                 14,875        324,183          3,269           1,355          2,622          1,924
                                           -------------  -------------  -------------  --------------  -------------  -------------
Net gain on investments                          19,803        348,550          3,585           1,501          3,229          2,084
                                           -------------  -------------  -------------  --------------  -------------  -------------
Net increase in net assets
  resulting from operations                 $    49,628    $   504,895    $     4,365    $      2,115    $     3,899    $     2,441
                                           =============  =============  =============  ==============  =============  =============


                                            Oppenheimer
                                              Variable
                                              Account                  Fidelity Variable
                                               Funds           Insurance Products Fund & Fund II
                                           -------------  --------------------------------------------
                                                              Money           High
                                               Bond           Market        Income        Index 500
                                            Sub-Account    Sub-Account    Sub-Account    Sub-Account
                                           -------------  -------------  -------------  --------------
Investment Income
Dividends (Note 3B)                         $       562    $       238    $     5,242    $      4,481
Mortality and expense risk fees (Note 4)             74             40            807           1,859
                                           -------------  -------------  -------------  --------------
Net investment income (Note 3C)                     488            198          4,435           2,622
                                           -------------  -------------  -------------  --------------

Realized and unrealized gain (loss)
  on investments
Net realized gain on investments
  (Notes 3B, 3C and 5)                                4              -            363           3,796
Change in net unrealized appreciation
  of investments                                    258              -          8,916          43,741
                                           -------------  -------------  -------------  --------------
Net gain on investments                             262              -          9,279          47,537
                                           -------------  -------------  -------------  --------------
Net increase in net assets
  resulting from operations                 $       750    $       198    $    13,714    $     50,159
                                           =============  =============  =============  ==============



                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1997

                                                                              Panorama Series Fund, Inc.
                                                     ------------------------------------------------------------------------------
                                                                                              LifeSpan                   LifeSpan
                                                                               International Diversified    LifeSpan     Capital
                                                     Total Return    Growth       Equity       Income       Balanced   Appreciation
                                                      Sub-Account  Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
                                                     ------------  ----------- ------------- -----------   ----------- ------------
Increase in net assets
Operations:
 Net investment income                                $    29,825  $   156,345  $       780  $       614   $       670  $       357
 Net realized gain on investments                           4,928       24,367          316          146           607          160
 Change in net unrealized appreciation of investments      14,875      324,183        3,269        1,355         2,622        1,924
                                                     ------------ ------------ ------------ ------------  ------------ ------------

Net increase in net assets resulting from operations       49,628      504,895        4,365        2,115         3,899        2,441
                                                     ------------ ------------ ------------ ------------  ------------ ------------

Capital transactions
 Transfer of net premiums                                  93,635      255,881       23,123       12,609        19,964       16,593
 Transfer of surrender values                             (40,084)     (95,321)      (2,837)      (1,970)       (4,575)      (1,275)
                                                     ------------ ------------ ------------ ------------  ------------ ------------

Net increase in net assets from capital transactions       53,551      160,560       20,286       10,639        15,389       15,318
                                                     ------------ ------------ ------------ ------------  ------------ ------------
Total increase                                            103,179      665,455       24,651       12,754        19,288       17,759
                                                     ------------ ------------ ------------ ------------  ------------ ------------

NET ASSETS, beginning of the year                         251,393    2,032,584       52,307       13,647        26,771       10,811
                                                     ------------ ------------ ------------ ------------  ------------ ------------

NET ASSETS, end of the year                           $   354,572  $ 2,698,039  $    76,958  $    26,401   $    46,059  $    28,570
                                                     ============ ============ ============ ============  ============ ============

                                                         Oppenheimer
                                                          Variable
                                                           Account             Fidelity Variable
                                                            Funds      Insurance Products Fund & Fund II
                                                        ------------ --------------------------------------

                                                                         Money        High
                                                             Bond       Market       Income      Index 500
                                                         Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                                        ------------ ------------ ------------ ------------
Increase in net assets
Operations:
 Net investment income                                   $       488  $       198  $     4,435  $     2,622
 Net realized gain on investments                                  4            -          363        3,796
 Change in net unrealized appreciation of investments            258            -        8,916       43,741
                                                        ------------ ------------ ------------ ------------

Net increase in net assets resulting from operations             750          198       13,714       50,159
                                                        ------------ ------------ ------------ ------------

Capital transactions
 Transfer of net premiums                                      5,016        3,220       45,143      121,351
 Transfer of surrender values                                   (486)        (255)      (4,512)     (11,448)
                                                        ------------ ------------ ------------ ------------

Net increase in net assets from capital transactions           4,530        2,965       40,631      109,903
                                                        ------------ ------------ ------------ ------------
Total increase                                                 5,280        3,163       54,345      160,062
                                                        ------------ ------------ ------------ ------------

NET ASSETS, beginning of the year                              5,441        2,912       64,872      125,194
                                                        ------------ ------------ ------------ ------------

NET ASSETS, end of the year                              $    10,721  $     6,075  $   119,217  $   285,256
                                                        ============ ============ ============ ============


                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996


                                                                         Panorama Series Fund, Inc.
                                          ----------------------------------------------------------------------------------------
                                                                                         LifeSpan                      LifeSpan
                                                                        International   Diversified     LifeSpan        Capital
                                           Total Return      Growth         Equity         Income       Balanced      Appreciation
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)              $      (230)   $     4,380    $       (24)   $        12    $       (27)   $       (29)
 Net realized gain (loss) on investments         2,386         26,236           (384)           140             52             24
 Change in net unrealized appreciation/
  depreciation of investments                   13,083        185,527          2,795            519          1,123            624
                                          -------------  -------------  -------------  -------------  -------------  -------------

Net increase (decrease) in net assets
 resulting from operations                      15,239        216,143          2,387            671          1,148            619
                                          -------------  -------------  -------------  -------------  -------------  -------------

Capital transactions:
 Transfer of net premiums                      166,589        308,164         20,877          6,061         15,925          3,321
 Transfer of surrender values                   (3,622)       (19,301)          (711)          (965)        (1,101)          (189)
 Transfers between sub-accounts and
   C.M. Life Insurance Company                  73,187      1,527,578         29,754          7,880         10,799          7,060
                                          -------------  -------------  -------------  -------------  -------------  -------------
Net increase in net assets from
 capital transaction                           236,154      1,816,441         49,920         12,976         25,623         10,192
                                          -------------  -------------  -------------  -------------  -------------  -------------
Total increase                                 251,393      2,032,584         52,307         13,647         26,771         10,811
                                          -------------  -------------  -------------  -------------  -------------  -------------

NET ASSETS, beginning of the year                    -              -              -              -              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS, end of the year                $   251,393    $ 2,032,584    $    52,307    $    13,647    $    26,771    $    10,811
                                          =============  =============  =============  =============  =============  =============


                                            Panorama      Oppenheimer
                                             Series         Variable
                                              Fund,         Account                 Fidelity Variable
                                              Inc.           Funds          Insurance Products Fund & Fund II
                                          -------------  -------------  -------------------------------------------
                                           Government                       Money          High
                                          Securities/1/     Bond/2/         Market        Income       Index  500
                                          -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
 Net investment income (Loss)              $        (5)           127    $     1,226    $      (190)   $      (339)
 Net realized gain (loss) on investments          (141)          (126)             -            (50)         2,379
 Change in net unrealized appreciation/
  depreciation of investments                        -             24              -          3,080         10,869
                                          -------------  -------------  -------------  -------------  -------------

Net increase (decrease) in net assets
 resulting from operations                        (146)            25          1,226          2,840         12,909
                                          -------------  -------------  -------------  -------------  -------------

Capital transactions:
 Transfer of net premiums                        4,568          1,460        486,612         51,427         33,188
 Transfer of surrender values                     (224)           (95)          (482)        (1,460)          (150)
 Transfers between sub-accounts and
  C.M. Life Insurance Company                   (4,198)         4,051       (484,444)        12,065         79,247
                                          -------------  -------------  -------------  -------------  -------------
Net increase in net assets from
 capital transaction                               146          5,416          1,686         62,032        112,285
                                          -------------  -------------  -------------  -------------  -------------

Total increase                                       -          5,441          2,912         64,872        125,194
                                          -------------  -------------  -------------  -------------  -------------

NET ASSETS, beginning of the year                    -              -              -              -              -
                                          -------------  -------------  -------------  -------------  -------------

NET ASSETS, end of the year                $         -    $     5,441    $     2,912    $    64,872    $   125,194
                                          =============  =============  =============  =============  =============



/1/ For the period 1/1/96-4/30/96, the Government Securities Sub-Account invested in shares of Panorama Series Government Securities Portfolio which has since been liquidated

/2/ For the period 5/1/96-12/31/96, the Government Securities Sub-Account invested in shares of Oppenheimer Bond Fund


                      See Notes to Financial Statements.

C.M. Life Variable Life Separate Account I

Notes To Financial Statements

1.  HISTORY

    C.M. Life Variable Life Separate Account I (the "Separate Account") was established as a separate investment account of C.M. Life Insurance Company ("C.M. Life") to be used exclusively for C.M. Life's Variable Universal Life Insurance policy, known as Executive Benefit Variable Universal Life. C.M. Life was formerly a wholly-owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company ("CML"). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company ("MassMutual"). Upon the merger, CML's existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly-owned subsidiary of MassMutual. The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 ("the 1940 Act") and the rules promulgated thereunder.

2.  INVESTMENT OF THE SEPARATE ACCOUNT'S ASSETS

    The Separate Account maintains ten Sub-Accounts. Each Sub-Account invests in shares of certain investment portfolios of three management investment companies: the Panorama Series Fund, Inc., ("Panorama Fund") (prior to May 1, 1996 named Connecticut Mutual Financial Services Series Fund I, Inc.), Oppenheimer Variable Account Funds ("Oppenheimer Trust"), and the Fidelity Variable Insurance Products Fund and Fund II("VIP Fund" and "VIP Fund II").

    Panorama Fund is a registered, open-end, diversified management investment company with six of its portfolios currently available to Executive Benefit Variable Universal Life policyowners: Total Return, Growth, International Equity, LifeSpan Diversified Income, LifeSpan Balanced and LifeSpan Capital Appreciation. Oppenheimer Trust is a registered, open-end, diversified management investment company with the Oppenheimer Bond available to Executive Benefit Variable Universal Life policy owners. VIP Fund and VIP Fund II are registered, open-end, diversified management investment companies with two and one of its portfolios, respectively currently available to Executive Benefit Variable Universal Life policy owners: Money Market, High Income and Index 500. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund and the Oppenheimer Trust. VIP Fund and VIP Fund II are managed by Fidelity Management & Research Company. Panorama Fund, Oppenheimer Trust and the VIP Funds are registered, open-end, diversified management investment companies registered under the 1940 Act.

    In addition to the ten Sub-Accounts of the Separate Account, a policy owner may also allocate funds to the Fixed Account which is part of C.M. Life's General Account. Interests in the Fixed Account are not registered under the Securities Act of 1933, as amended, and the General Account is not registered as an investment company under the 1940 Act.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    Investments in Panorama Fund, Oppenheimer Trust and the VIP Funds are each stated at market value which is the net asset value per share of each of the respective underlying portfolios.

B.  Accounting for Investments

    Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to policies which depend on the Separate Account's investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    There are no deductions for sales charges made from the premium payments at the time of purchase. A deduction of 2.0% of premiums is made from each premium payment for state and local premium taxes.

    For assuming mortality and expense risks, C.M. Life deducts a charge equal, on an annual basis, to .65% of the daily net asset value in each Sub-Account. C.M. Life also deducts an administrative charge equal, on an annual basis, to $5 per policy and $.05 per thousand of specified amount which is deducted from the Policy Value. These charges cover expenses in connection with the administration of the Separate Account and the Policies.

5.  SALES AGREEMENTS

    MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Separate Account I (prior to May 1, 1996, MML Distributors was known as Connecticut Mutual Financial Services, LLC). MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

    Effective March 1, 1996, MML Investors Services, Inc. ("MMLISI") serves as a co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENTS


                                                               Panorama Series Fund, Inc.
                            --------------------------------------------------------------------------------------------------
                                                                                  LifeSpan                         LifeSpan
                                                              International     Diversified        LifeSpan         Capital
For The Year Ended           Total Return        Growth           Equity           Income          Balanced      Appreciation
December 31, 1997            Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
-----------------           -------------    -------------    -------------    -------------    -------------    -------------
Cost of purchases            $   345,382      $   485,593      $    24,295      $    34,677      $   320,156      $   108,484


                              Oppenheimer
                                Variable
                                Account                     Fidelity Variable
                                 Funds              Insurance Products Fund & Fund II
                            -------------    -----------------------------------------------
                                                 Money            High
For The Year Ended               Bond            Market          Income          Index 500
December 31, 1997            Sub-Account      Sub-Account      Sub-Account      Sub-Account
-----------------           -------------    -------------    -------------    -------------
Cost of purchases            $     5,574      $     3,456      $    50,496      $   128,246


7.   NET INCREASE IN ACCUMULATION UNITS


                                                               Panorama Series Fund, Inc.
                            --------------------------------------------------------------------------------------------------
                                                                                  LifeSpan                         LifeSpan
                                                              International     Diversified        LifeSpan         Capital
For The Year Ended           Total Return        Growth           Equity           Income          Balanced      Appreciation
December 31, 1997            Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
-----------------           -------------    -------------    -------------    -------------    -------------    -------------
Units purchased                   75,445          173,549           18,974           10,819           16,030           12,946
Units withdrawn                  (29,925)         (62,477)          (2,331)          (1,686)          (3,642)            (972)
                            -------------    -------------    -------------    -------------    -------------    -------------
Net increase                      45,520          111,072           16,643            9,133           12,388           11,974


                                Variable
                                Account                     Fidelity Variable
                                 Funds              Insurance Products Fund & Fund II
                            -------------    -----------------------------------------------
                                                 Money            High
For The Year Ended               Bond            Market          Income          Index 500
December 31, 1997            Sub-Account      Sub-Account      Sub-Account      Sub-Account
-----------------           -------------    -------------    -------------    -------------
Units purchased                    4,581            2,973           38,773           81,516
Units withdrawn                     (385)            (236)          (3,897)          (7,485)
                            -------------    -------------    -------------    -------------
Net increase                       4,196            2,737           34,876           74,031


Report Of Independent Accountants

To the Board of Directors and Policyholders of C.M. Life Insurance Company

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital stock and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of C.M. Life Insurance Company for the year ended December 31, 1995 were audited by other auditors whose report, dated February 15, 1996, expressed an adverse opinion on those statements as to fair presentation in conformity with generally accepted accounting principles and expressed an unqualified opinion in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Connecticut ("statutory accounting principles"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of C.M. Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, on the statutory basis of accounting described in Note 1.

COOPERS & LYBRAND, L.L.P.


Springfield, Massachusetts
February 6, 1998

C.M. Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

                                                             December 31,
                                                        1997              1996
                                                        ----              ----
                                                             (in Millions)
Assets:
Bonds ......................................          $  664.5          $  736.5
Common stocks ..............................              61.4              55.6
Mortgage loans .............................             101.6              33.8
Other investments ..........................               2.2                 -
Policy loans ...............................             142.5             132.9
Cash and short-term investments ............              88.4              63.7
                                                      --------          --------

                                                       1,060.6           1,022.5

Investment and insurance amounts
  receivable ...............................              30.1              32.9
Federal income tax receivable ..............                 -               7.1
Transfer due from separate account .........              32.0              24.3
                                                      --------          --------

                                                       1,122.7           1,086.8

Separate account assets ....................           1,096.5             779.8
                                                      --------          --------

                                                      $2,219.2          $1,866.6
                                                      ========          ========



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

                                                                 December 31,
                                                     1997                          1996
                                                     ----                          ----
                                                    ($ In Millions Except for Par Value
                                                            and Share Amounts
Liabilities:
Policyholders' reserves and funds ..............   $  951.0                      $  907.5
Policyholders' claims and other benefits .......        4.5                           3.8
Payable to parent ..............................       13.6                           9.6
Federal income taxes payable ...................        6.1                             -
Asset valuation reserve ........................       22.7                          18.5
Investment reserves ............................        3.9                           3.3
Other liabilities ..............................        7.7                          34.3
                                                   --------                      --------

                                                    1,009.5                         977.0

Separate account reserves and liabilities ......    1,096.5                         779.8
                                                   --------                      --------

                                                    2,106.0                       1,756.8
                                                   --------                      --------
Capital stock and surplus:

Common stock, $200 par value
   50,000 shares authorized
   12,500 shares issued and outstanding ........        2.5                           2.5
Paid-in and contributed surplus ................       43.8                          43.8
Surplus ........................................       66.9                          63.5
                                                   --------                      --------

                                                      113.2                         109.8
                                                   --------                      --------

                                                   $2,219.2                      $1,866.6
                                                   ========                      ========


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF INCOME
                                                    Years ended December 31,
                                                  1997        1996        1995
                                                  ----        ----        ----
                                                         (In Millions)
Revenue:

Premium Income ............................      $331.3      $314.4      $260.8
Net investment and other income ...........        72.1        76.4        84.4
                                                 ------      ------      ------

                                                  403.4       390.8       345.2
                                                 ------      ------      ------
Benefits and expenses:

Policy benefits and payments ..............       100.4        99.0        58.9
Addition to policyholders' reserves, funds
  and separate accounts ...................       190.0       210.3       211.4
Operating expenses ........................        49.5        45.4        32.1
Commissions ...............................        33.5        25.0        14.1
State taxes, licenses and fees ............         3.5         3.2         5.0
                                                 ------      ------      ------

                                                  376.9       382.9       321.5
                                                 ------      ------      ------
Net gain from operations before federal
  income taxes ............................        26.5         7.9        23.7

Federal income taxes ......................        19.0         6.3         9.4
                                                 ------      ------      ------
Net gain from operations ..................         7.5         1.6        14.3

Net realized capital gain (loss) ..........         0.1         0.6        (0.5)
                                                 ------      ------      ------

Net income ................................      $  7.6      $  2.2      $ 13.8
                                                 ======      ======      ======


                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

                                                     Years Ended December 31,
                                                    1997       1996       1995
                                                    ----       ----       ----
                                                          (In Millions)
Capital stock and surplus equity,
 beginning of year ............................    $109.8     $113.2     $103.8

Increases (decreases) due to:
 Net income ...................................       7.6        2.2       13.8
 Change in asset valuation and investment
  reserves ....................................      (4.8)      (1.9)      (9.2)
 Change in non-admitted assets and other ......      (0.2)      (2.7)      (1.2)
 Net unrealized capital gain (loss) ...........       0.8       (1.0)       6.0
                                                   ------     ------     ------

                                                      3.4       (3.4)       9.4
                                                   ------     ------     ------

Capital stock and surplus equity, end of year..    $113.2     $109.8     $113.2
                                                   ======     ======     ======



                  See Notes to Statutory Financial Statements.

C.M. Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                       Years Ended December 31,
                                                       1997       1996     1995
                                                       ----       ----     ----
                                                              (In Millions)
Operating activities:

   Net income .......................................  $  7.6   $  2.2   $ 13.8
   Additions to policyholders' reserves and funds
    net of transfers to separate accounts ...........    44.2     41.6     84.2
   Net realized capital gain (loss) .................    (0.1)    (0.6)     0.5
   Other changes ....................................     0.5     (0.8)    (0.6)
                                                       ------   ------   ------

   Net cash provided by operating activities ........    52.2     42.4     97.9
                                                       ------   ------   ------
Investing activities:
   Loans and purchases of investments ...............  (438.6)  (184.9)  (491.9)
   Sales and maturites of investments and
    receipts from repayment of loans ................   411.1    191.1    406.0
                                                       ------   ------   ------
Net cash provided by (used in) investing
  activities ........................................   (27.5)     6.2    (85.9)
                                                       ------   ------   ------

Increase in cash and short-term investments .........    24.7     48.6     12.0

Cash and short-term investments, beginning of
year ................................................    63.7     15.1      3.1
                                                       ------   ------   ------

Cash and short-term investments, end of year ........  $ 88.4   $ 63.7   $ 15.1
                                                       ======   ======   ======


                  See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

C.M. Life Insurance Company (the Company) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). On March 1, 1996, the operations of the Company's former parent, Connecticut Mutual Life Insurance Company, were merged into MassMutual. The Company is primarily engaged in the sale of flexible premium universal life insurance and variable annuity products distributed through career agents. The Company is licensed to sell life insurance and annuities in Puerto Rico, the District of Columbia and all 50 states except New York.

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for universal life products and variable annuities are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project to codify statutory accounting principles ("Codification") with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of the Company's principal accounting policies and practices.

A. Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize surplus against fluctuations in the value of stocks, as well as declines in the value of bonds and mortgage loans.

Notes To Statutory Financial Statements (Continued)

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U. S. Treasury purchase commitments, options and interest rate swaps. This reserve is amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $2.0 million in 1997 and $0.4 million in 1996 and net realized after tax capital losses of $0.9 million in 1995 were transferred to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $0.1 million in 1997, 1996 and 1995. At December 31, 1997, 1996 and 1995, the Interest Maintenance Reserve consisted of a net loss deferral which was recorded as a reduction of surplus.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

B. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity contract holders. The assets consist principally of marketable securities reported at fair value. Transfers due from separate account represents the policyholders' account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. Reserves for these life and annuity contracts have been established using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions. The Company receives administrative and investment advisory fees from these accounts.

C. Non-admitted Assets

Assets designated as "non-admitted" (principally prepaid agent commissions, other prepaid expenses and the Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the statutory statement of financial position. These amounted to $5.7 million and $6.6 million as of December 31, 1997 and 1996, respectively and changes therein are charged directly to surplus.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 4.0 to 4.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 9.0 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $115.6 million and $113.7 million at December 31, 1997 and 1996, respectively (fair value of $116.0 million and $113.7 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections).

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to the issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3.  FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed its examination of the Company's income tax returns through the year 1991 and is currently examining the Company for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

The Company plans to file a separate company 1997 federal income tax return.

Federal tax payments were $6.8 million in 1997, $17.6 million in 1996 and $10.7 million in 1995.

4.  CAPITAL STOCK AND SURPLUS

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory capital stock and surplus is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $10.7 million of capital stock and surplus is available for distribution to the shareholder in 1998 without prior regulatory approval.

5.  RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, will furnish the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Similar arrangements were in place with Connecticut Mutual Life Insurance Company, the Company's former parent, prior to its merger with MassMutual. Fees incurred under the terms of these agreements were $39.7 million, $45.9 million and $34.0 million in 1997, 1996 and 1995, respectively.

Prior to March 1, 1996, the Company had an underwriting agreement with its affiliates GR Phelps and MML Distributors. Under this agreement, the affiliates paid commissions and received the cash flows from variable annuity contract fees. Effective March 1, 1996, this agreement was cancelled, and the Company began paying all commissions and retained the right to the related future cash flows from contract fees.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company's retention limit per individual insured is $4 million; the portion of the risk exceeding the retention limit is reinsured with other insurers. The Company is contingently liable with respect to ceded reinsurance in the event any reinsurer is unable to fulfill its contractual obligations.

The Company has a modified coinsurance quota-share reinsurance agreement with Mass Mutual whereby the Company cedes 75% of the premiums on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits for the ceded policies are retained by the Company.

The Company also has a stop-loss agreement with MassMutual, with maximum coverage at $25.0 million, under which the Company cedes claims which, in aggregate, exceed $35.6 million in 1997, $28.1 million in 1996, and $24.2 million in 1995. For each of the years, the limit was not exceeded. The Company paid approximately $1.0 million, $0.4 million, and $0.6 million in premiums under the agreement in 1997, 1996 and 1995, respectively.

6.   INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.


A. Bonds

The carrying value and estimated fair value of investments in bonds as of December 31, 1997 and 1996 are as follows:


                                                December 31, 1997
                                               Gross         Gross     Estimated
                                 Carrying   Unrealized    Unrealized     Fair
                                  Value        Gains         Losses      Value
                                  -----        -----         ------      -----
                                                   (in Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and agencies                   $ 104.3       $  2.2         $ 0.2      $ 106.3
Debt securities issued by
 foreign governments                4.6          0.0           0.3          4.3
Mortgage-backed securities         38.8          1.0           0.2         39.6
State and local governments        20.0          0.3             -         20.3
Corporate debt securities         471.8         15.6           1.9        485.6
Utilities                          25.0          1.1             -         26.1
                                -------       ------         -----      -------
    Total                       $ 664.5       $ 20.2         $ 2.6      $ 682.1
                                =======       ======         =====      =======

                                                 December 31, 1996
                                             Gross        Gross      Estimated
                                 Carrying  Unrealized   Unrealized     Fair
                                  Value      Gains        Losses       Value
                                  -----      -----        ------       -----
                                                 (In Millions)
U. S. Treasury securities
 and obligations of U.S.
 government corporations
 and Agencies                    $138.8      $  2.2        $ 1.0       $140.0
Debt securities issued by
 foreign governments                3.9         0.1            -          4.0
Mortgage-backed securities         37.4         0.7          0.7         37.4
State and local governments        10.3         0.2          0.1         10.4
Industrial securities             509.2        11.6          3.7        517.1
Utilities                          36.9         1.2          0.2         37.9
                                 ------      ------        -----       ------
    Total                        $736.5      $ 16.0        $ 5.7       $746.8
                                 ======      ======        =====       ======

The carrying value and estimated fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.
                                                                       Estimated
                                             Carrying                    Fair
                                               Value                     Value
                                               -----                     -----
                                                        (In Millions)
Due in one year or less                       $ 34.3                    $ 34.3
Due after one year through five years          227.7                     232.0
Due after five years through ten years         209.7                     217.4
Due after ten years                             80.3                      83.4
                                             -------                    ------
                                               552.0                     567.1
Mortgage-backed securities, including
   securities guaranteed by the U.S.
   Government                                  112.5                     115.0
                                             -------                    ------
 Total                                       $ 664.5                    $682.1
                                             =======                    ======

Proceeds from sales of investments in bonds were $388.8 million during 1997, $162.9 million during 1996, and $380.6 million during 1995. Gross capital gains of $3.8 million in 1997, $1.6 million in 1996, and $3.6 million in 1995 and gross capital losses of $0.5 million in 1997, $0.9 million in 1996, and $4.7 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. Estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B. Stocks

Common stocks had a cost of $50.2 million in 1997 and $47.2 million in 1996.

C. Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $17.3 million and $21.9 million at December 31, 1997 and 1996, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $0.2 million in 1997, 1996 and 1995.

D. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $0.4 million and $2.8 million at December 31, 1997 and 1996, respectively.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements and options to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps outstanding with notional amounts of $46.5 million and $13.0 million, respectively. The fair value of these instruments was $0.2 million at December 31, 1997 and $0.1 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to five years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $111.3 million and $34.7 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $2.2 million and $0.1 million which had fair values of $2.3 million and $0.1 million at December 31, 1997 and 1996, respectively.

Notes To Statutory Financial Statements (Continued)

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $1.0 million at December 31, 1997 and 1996. The fair values of these instruments were an unrealized gain of $0.1 million and an unrealized loss of $0.1 million at December 31, 1997 and 1996, respectively.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $3.0 million and $2.0 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $2.6 million and $0.1 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8.  LIQUIDITY

The withdrawal characteristics of the policyholder's reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:

                                                           (In Millions)
Total policyholders' reserves and funds and,
 separate account liabilities                         $2,047.5
Not subject to discretionary withdrawal                   (1.4)
Policy loans                                            (142.5)
                                                      --------
 Subject to discretionary withdrawal                                $1,903.6
                                                                    ========
Total invested assets, including separate
 investment accounts                                  $2,157.1
Policy loans and other invested assets                  (295.3)
                                                      --------
 Marketable investments                                             $1,861.8
                                                                    ========


9.  BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. The Company elected not to admit $1.3 million and $1.6 million of guaranty fund premium tax offset receivable relating to prior assessments in 1997 and 1996, respectively.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be forseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

10. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

11. AFFILIATED COMPANIES

The relationship of the Company, its parent and affiliated companies as of December 31, 1997 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation - 98.5%
    Charter Oak Capital Management, Inc. - 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation - 84.8%
    Oppenheimer Acquisition Corporation - 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. - (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. - (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A.
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    ------------------------------------
    MassMutual/Carlson CBO N. V. - 100%
    MassMutual Corporate Value Limited - 46%
    9048 - 5434 Quebec, Inc.

    Affiliates of Massachusetts Mutual Life Insurance Company
    ---------------------------------------------------------
    MML Series Investment Fund
    MassMutual Institutional Funds
    Oppenheimer Value Stock Fund

APPENDIX A

Optional Benefits

This Appendix is intended to provide only a very brief overview of additional insurance benefits currently available by rider. We reserve the right to add insurance benefits by rider from time to time subject to applicable laws and regulations. For more information, contact your agent or registered representative.

The following supplemental benefits are available for issue under the Policies.

DISABILITY WAIVER OF MONTHLY
DEDUCTIONS RIDER

This rider provides that C.M. Life will waive Monthly Deductions due under a Policy for each month that the Insured is disabled, as that term is defined in the rider. The rider will bear additional cost of insurance charges if added to the Policy.

TRANSFER OF INSURED RIDER

This rider allows you to use the Policy to insure a different person, subject to Company guidelines. This rider is available without charge.

APPENDIX B

Payment Options

PAYMENT OPTIONS

Upon Written Request, all or part of the Proceeds may be placed under one or more payment options currently offered by C.M. Life. If you do not make an election, C.M. Life will pay the Proceeds in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to C.M. Life any amount that would otherwise be deducted from the Proceeds.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Proceeds become payable.

APPENDIX C

Illustrations of Death Benefit, Policy Values and Accumulated Premiums

The tables on the following pages illustrate the way in which a Policy's Death Benefit, Policy Value, and Surrender Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Separate Account for the entire period shown and are based on hypothetical gross investment rates of return for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables on pages C-2 and C-3 illustrate a Policy issued to an individual, Age 30, based on full medical underwriting and classified as a non-tobacco user. The illustrations are also based on a choice of Death Benefit Option 1 and the Cash Value Accumulation Test. The tables on pages C-4 and C-5 illustrate a Policy issued to an individual, Age 45, based on guaranteed issue underwriting and classified as a non-tobacco user. The illustrations are also based on a choice of Death Benefit Option 2 and the Guideline Premium Test. Illustrations are provided using both the current and guaranteed cost of insurance rates for the two examples. Since the Policy is issued on a unisex basis, the illustrations are shown on a unisex basis.

The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub- Accounts of the Separate Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund Portfolio varied above and below such averages.

The amounts shown for the Death Benefits and Policy Values take into account the deduction from premium for the tax expense charge, the premium charge, and the Monthly Deduction from Policy Value. The amounts shown also take into account the daily charge against the Separate Account for mortality and expense risks and the Separate Account administrative charge for the first twenty Policy Years, equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Separate Account attributable to the Policies, and 0.25% thereafter. The amounts shown in the tables also take into account the Panorama Fund, Oppenheimer Funds, VIP Fund, and VIP Fund II Portfolio's advisory fees and operating expenses, which are assumed to be at an annual rate of 0.74% of the average daily net assets of each Panorama Fund, Oppenheimer Funds, VIP Fund, and VIP Fund II Portfolio. This is based upon an unweighted average. The actual fees and expenses of the Panorama Fund, Oppenheimer Funds, and VIP Funds in 1997 ranged from an annual rate of 0.28% to an annual rate of 1.30% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.83% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts. Under its investment advisory agreement with the Panorama Fund, OFI will reimburse the Panorama Fund for total ordinary expenses exceeding a limitation of 1.50% of average daily net assets of the Panorama Fund. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Index 500 Portfolio to an annual rate of 0.27% of the Portfolio's average net assets. Without the effect of the expense limitations, in 1997 the total operating expenses of the Index 500 Portfolio would have been 0.40% of its average net assets.

Taking into account the mortality and expense risk charge and the Separate Account administrative charge and the assumed 0.83% charge for the Panorama Fund, Oppenheimer Fund, VIP Fund, and VIP Fund II Portfolio advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.73%, 4.27% and 10.27%, respectively, during the first 20 Policy years and -1.08%, 4.92% and 10.92%, respectively, thereafter.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. If, in the future, such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount which would accumulate if the premium payments were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no transfers above twelve have been made in any Policy Year (so that no transaction or transfer charges have been incurred).

Upon request, C.M. Life will provide a comparable illustration based upon the proposed Insured's Age, underwriting classification, and the requested Specified Amount, Death Benefit Option, and riders.

To choose the Sub-Accounts which will best meet your needs and objectives, carefully read the prospectuses of the Panorama Fund, Oppenheimer Funds, and VIP Funds along with this prospectus.

C.M. LIFE INSURANCE COMPANY
EXECUTIVE BENEFITS VARIABLE UNIVERSAL LIFE POLICY

            Fully Underwritten
Unisex Non-Tobacco User Age 30
     Specified Amount $300,000
        Death Benefit Option 1
  Cash Value Accumulation Test

                                          CURRENT COST OF INSURANCE CHARGES
                                   Hypothetical 0%                   Hypothetical 6%                   Hypothetical 12%
           Premiums           Gross Investment Return           Gross Investment Return           Gross Investment Return
           Paid Plus          -----------------------           -----------------------           -----------------------
Policy   Interest At 5%       Policy           Death             Policy          Death            Policy           Death
Year        Per Year          Value           Benefit            Value          Benefit           Value          Benefit
----        --------          -----           -------            -----          -------           -----          -------
 1            5,670            4,562          300,000            4,850          300,000            5,138          300,000
 2           11,624            8,984          300,000            9,843          300,000           10,738          300,000
 3           17,875           13,265          300,000           14,985          300,000           16,847          300,000
 4           24,438           17,408          300,000           20,281          300,000           23,517          300,000
 5           31,330           21,403          300,000           25,726          300,000           30,797          300,000
 6           38,567           25,254          300,000           31,331          300,000           38,752          300,000
 7           46,165           29,021          300,000           37,160          300,000           47,516          300,000
 8           54,143           33,023          300,000           43,562          300,000           57,529          300,000
 9           62,521           36,931          300,000           50,218          300,000           68,558          300,000
10           71,317           40,744          300,000           57,137          300,000           80,712          300,000
11           80,552           44,462          300,000           64,331          300,000           94,049          338,106
12           90,250           48,082          300,000           71,809          300,000          108,652          377,887
13          100,433           51,607          300,000           79,587          300,000          124,646          419,455
14          111,124           55,032          300,000           87,674          300,000          142,151          462,938
15          122,350           58,361          300,000           96,083          302,866          161,313          508,479
16          134,138           61,969          300,000          105,134          320,825          182,898          558,128
17          146,515           65,494          300,000          114,533          338,420          206,610          610,488
18          159,511           68,936          300,000          124,292          355,671          232,656          665,761
19          173,156           72,293          300,000          134,423          372,604          261,259          724,180
20          187,484           75,566          300,000          144,937          389,236          292,669          785,974
Age 60      376,708          110,734          300,000          291,729          580,696          885,271        1,762,164
Age 65      512,116          124,516          300,000          390,541          679,482        1,481,211        2,577,081
Age 70      684,935          134,460          300,000          509,607          786,146        2,439,190        3,762,818
Age 75      905,500          138,804          300,000          651,731          905,200        3,967,962        5,511,170

(1) Assumes a $5,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The Surrender Value is not illustrated because there are no surrender charges and we assume no Policy Debt. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

C.M. LIFE INSURANCE COMPANY
EXECUTIVE BENEFITS VARIABLE UNIVERSAL LIFE POLICY
                                                             Fully Underwritten
                                                 Unisex Non-Tobacco User Age 30
                                                      Specified Amount $300,000
                                                         Death Benefit Option 1
                                                   Cash Value Accumulation Test

                                     GUARANTEED COST OF INSURANCE CHARGES
                                Hypothetical 0%                 Hypothetical 6%                      Hypothetical 12%
          Premiums         Gross Investment Return          Gross Investment Return              Gross Investment Return
          Paid Plus        -----------------------          -----------------------             ------------------------
Policy  Interest At 5%    Policy            Death          Policy            Death                 Policy         Death
 Year     Per Year         Value           Benefit          Value           Benefit                 Value        Benefit
 ----     -------          -----           -------          -----           -------             ----------       -------
 1           5,670          3,996          300,000           4,266          300,000               4,536          300,000
 2          11,624          7,921          300,000           8,711          300,000               9,535          300,000
 3          17,875         11,774          300,000          13,344          300,000              15,046          300,000
 4          24,438         15,555          300,000          18,170          300,000              21,121          300,000
 5          31,330         19,253          300,000          23,187          300,000              27,806          300,000
 6          38,567         22,877          300,000          28,410          300,000              35,173          300,000
 7          46,165         26,420          300,000          33,840          300,000              43,285          300,000
 8          54,143         30,200          300,000          39,824          300,000              52,577          300,000
 9          62,521         33,887          300,000          46,040          300,000              62,809          300,000
10          71,317         37,480          300,000          52,499          300,000              74,080          300,000
11          80,552         40,981          300,000          59,211          300,000              86,494          310,949
12          90,250         44,383          300,000          66,182          300,000             100,087          348,097
13         100,433         47,692          300,000          73,429          300,000             114,968          386,886
14         111,124         50,901          300,000          80,957          300,000             131,248          427,430
15         122,350         54,014          300,000          88,785          300,000             149,062          469,863
16         134,138         57,022          300,000          96,919          300,000             168,540          514,313
17         146,515         59,929          300,000         105,339          311,254             189,837          560,926
18         159,511         62,732          300,000         114,037          326,324             213,118          609,850
19         173,156         65,424          300,000         123,014          340,980             238,553          661,241
20         187,484         68,008          300,000         132,279          355,241             266,340          715,268
Age60      376,708         91,144          300,000         254,574          506,739             767,749        1,528,231
Age65      512,116         95,111          300,000         331,016          575,917           1,243,468        2,163,443
Age70      684,935         89,121          300,000         416,438          642,418           1,965,663        3,032,332
Age75      905,500         64,448          300,000         509,219          707,263           3,041,443        4,224,312

(1) Assumes a $5,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The Surrender Value is not illustrated because there are no surrender charges and we assume no Policy Debt. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

C.M. LIFE INSURANCE COMPANY
EXECUTIVE BENEFITS VARIABLE UNIVERSAL LIFE POLICY
                                                                Guaranteed Issue
                                                  Unisex Non-Tobacco User Age 45
                                                       Specified Amount $500,000
                                                          Death Benefit Option 2
                                                          Guideline Premium Test

                                          CURRENT COST OF INSURANCE CHARGES
                                  Hypothetical 0%                   Hypothetical 6%                   Hypothetical 12%
            Premiums          Gross Investment Return           Gross Investment Return           Gross Investment Return
           Paid Plus          -----------------------           -----------------------           -----------------------
Policy   Interest At 5%       Policy           Death            Policy           Death            Policy           Death
 Year       Per Year          Value           Benefit           Value           Benefit           Value           Benefit
 ----       --------          -----           -------           -----           -------           -----           -------
1            13,125           10,460          510,460           11,123          511,123           11,786          511,786
2            26,906           20,441          520,441           22,412          522,412           24,464          524,464
3            41,377           29,909          529,909           33,832          533,832           38,082          538,082
4            56,570           38,816          538,816           45,331          545,331           52,676          552,676
5            72,524           47,123          547,123           56,859          556,859           68,294          568,294
6            89,275           54,777          554,777           68,353          568,353           84,974          584,974
7           106,864           62,080          562,080           80,113          580,113          103,133          603,133
8           125,332           69,749          569,749           92,904          592,904          123,725          623,725
9           144,724           77,005          577,005          105,951          605,951          146,132          646,132
10          165,085           83,812          583,812          119,223          619,223          170,497          670,497
11          186,464           90,154          590,154          132,701          632,701          196,993          696,993
12          208,912           96,006          596,006          146,363          646,363          225,806          725,806
13          232,483          101,346          601,346          160,184          660,184          257,141          757,141
14          257,232          106,157          606,157          174,144          674,144          291,228          791,228
15          283,219          110,411          610,411          188,211          688,211          328,313          828,313
16          310,505          117,114          617,114          205,484          705,484          371,892          871,892
17          339,155          123,399          623,399          223,183          723,183          419,625          919,625
18          369,238          129,228          629,228          241,278          741,278          471,890          971,890
19          400,824          134,549          634,549          259,726          759,726          529,090        1,029,090
20          433,991          139,321          639,321          278,490          778,490          591,677        1,091,677
Age 60      283,219          160,100          660,100          507,239        1,007,239        1,758,042        2,258,042
Age 65      433,991          126,111          626,111          618,177        1,118,177        2,923,961        3,423,961
Age 70      626,418           43,516          543,516          701,223        1,201,223        4,814,858        5,314,858
Age 75      872,010                0                0          716,182        1,216,182        7,885,089        8,385,089

(1) Assumes a $12,500 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The Surrender Value is not illustrated because there are no surrender charges and we assume no Policy Debt. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

C.M. LIFE INSURANCE COMPANY
EXECUTIVE BENEFITS VARIABLE UNIVERSAL LIFE POLICY
                                                                Guaranteed Issue
                                                  Unisex Non-Tobacco User Age 45
                                                       Specified Amount $500,000
                                                          Death Benefit Option 2
                                                          Guideline Premium Test

                                        GUARANTEED COST OF INSURANCE CHARGES
                                  Hypothetical 0%                   Hypothetical 6%                   Hypothetical 12%
            Premiums          Gross Investment Return           Gross Investment Return           Gross Investment Return
           Paid Plus          -----------------------           -----------------------           -----------------------
Policy   Interest At 5%       Policy           Death            Policy           Death            Policy           Death
 Year       Per Year          Value           Benefit           Value           Benefit           Value           Benefit
 ----       --------          -----           -------           -----           -------           -----           -------
1             13,125           8,159          508,159            8,747          508,747            9,336          509,336
2             26,906          15,991          515,991           17,674          517,674           19,431          519,431
3             41,377          23,485          523,485           26,774          526,774           30,349          530,349
4             56,570          30,618          530,618           36,023          536,023           42,141          542,141
5             72,524          37,388          537,388           45,421          545,421           54,889          554,889
6             89,275          43,779          543,779           54,948          554,948           68,668          568,668
7            106,864          49,744          549,744           64,558          564,558           83,527          583,527
8            125,332          55,991          555,991           74,996          574,996          100,363          600,363
9            144,724          61,725          561,725           85,462          585,462          118,497          618,497
10           165,085          66,895          566,895           95,894          595,894          137,998          637,998
11           186,464          71,471          571,471          106,251          606,251          158,966          658,966
12           208,912          75,419          575,419          116,483          616,483          181,501          681,501
13           232,483          78,703          578,703          126,537          626,537          205,718          705,718
14           257,232          81,297          581,297          136,366          636,366          231,746          731,746
15           283,219          83,158          583,158          145,905          645,905          259,716          759,716
16           310,505          84,192          584,192          155,030          655,030          289,712          789,712
17           339,155          84,329          584,329          163,637          663,637          321,852          821,852
18           369,238          83,445          583,445          171,560          671,560          356,208          856,208
19           400,824          81,389          581,389          178,595          678,595          392,828          892,828
20           433,991          78,024          578,024          184,541          684,541          431,778          931,778
Age 60       283,219          40,064          540,064          198,326          698,326          686,172        1,186,172
Age 65       433,991               0                0          146,903          646,903        1,034,258        1,534,258
Age 70       626,418               0                0                0                0        1,478,188        1,978,188
Age 75       872,010               0                0                0                0                0                0

(1) Assumes a $5,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) The Surrender Value is not illustrated because there are no surrender charges and we assume no Policy Debt. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    Part II
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     RULE 484 UNDERTAKING INDEMNIFICATION

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

CONNECTICUT LAW. Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33- 320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation;
(ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary or an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard. The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually incurred by him or her in connection with the proceeding, or any appeal therein, IF AND ONLY IF he or she acted: (i) in good faith; and (ii) in a manner he or she reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he or she reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he or she had no reasonable cause to believe that his or her conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if: (i) he or she is successful on the merits in the defense of any non-derivative proceeding brought against him or her; or (ii) a court shall have determined that in view of all the circumstances such director is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S.
Section 33-320a may be made: (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question; (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding; or
(iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust. Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his or her conduct was unlawful.

In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, in which the director or officer serves or served at the request of the corporation, C.G.S Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that, in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall provide indemnification against expenses, including attorneys' fees, actually and reasonably incurred in connection with the proceeding or any appeal therein, in relation to matters as to which such director is finally adjudged not to have breached a duty owed to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. C. M. Life Insurance Company was not established under Connecticut statute but was instead created by special act of the Connecticut General Assembly. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon. The directors and officers may be covered by an errors and omissions insurance policy or other insurance policy.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant believes that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, or officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                      OF THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

                      CONTENTS OF THE POST-EFFECTIVE AMENDMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus, consisting of 59 pages.

The undertaking to file reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.

The signatures.

      Written Consents of the Following Persons:

      1.      Coopers & Lybrand L.L.P. independent accountants;

      1.      Arthur Andersen LLP independent public accountants;

      2.      Counsel opining as to the legality of securities being registered.

      3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following exhibits:

      1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

         A.   (1)    Copy of the Resolution of the Board of Directors of C.M.
                     Life Insurance Company authorizing the establishment of C.M. Life Variable Life Separate Account I.****

              (2)    Not Applicable.

              (3)    (A) Copy of the Underwriting Agreement between C.M. Life
                         and Connecticut Mutual Financial Services, L.L.C.****
                     (B) Copy of the Co-Distribution Agreement between C.M. Life and MML Investors Services, Inc.**

              (4)    Not Applicable.

              (5)    Not Applicable.

              (6)    Organizational documents of the Company.

                     (a) Copy of the By-laws of C.M. Life Insurance
                         Company.****

                     (b) Copy of the Articles of Incorporation for C.M. Life
                         Insurance Company.****

              (7)    Form of Policy (including Policy Riders).****

              (8)    (i)   Copy of the Form of the Participation Agreement
                           between MassMutual Life Insurance Company, MML Bay
                           State Life Insurance Company, C.M. Life Insurance
                           Company, OppenheimerFunds, Inc. and Panorama Series
                           Fund Inc.***

                     (ii)  Copy of the Participation Agreement with VIP
                           Fund.****

                     (iii) Copy of the Participation Agreement with VIP
                           Fund II.****

                     (iv) Copy of the Form of Participation Agreement with MassMutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, Oppenheimer Funds, Inc. and Oppenheimer Variable Account Funds.***

              (9)    Not Applicable.

              (10)   Form of Application.****

              (11) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B).****

      2. Opinion and Consent of Counsel as to the legality of the securities being registered.(****)

      3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

      4. Not applicable.

      5. Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered.****

      6. Consent of Coopers & Lybrand L.L.P.****

      7. Consent of Arthur Andersen LLP****

      8. Copy of the C.M. Life Insurance Company Powers of Attorney.*

   * Incorporated herein by reference to Post-Effective Amendment Number 4 to Registration Statement File Number 333-2347.
  ** Incorporated herein by reference to Registrant's Post-Effective Amendment
     Number 1 Dated May 1, 1996.
 *** Incorporated herein by reference to Registration Statement File Number
     333-22557, filed February 28, 1997.
**** Filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, C.M. Life Variable Life Separate Account I, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 3 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I

C.M. LIFE INSURANCE COMPANY
    (Depositor)

By: /s/ Lawrence V. Burkett, Jr.*
    -----------------------------
    Lawrence V. Burkett, Jr., Director, President and Chief Executive Officer C.M. Life Insurance Company

/s/ Richard M. Howe       On April 10, 1998, as Attorney-in-Fact pursuant to
---------------------     powers of attorney.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 has been signed by the following persons in the capacities and on the duties indicated.


        Signature                 Title                                               Date
        ---------                 -----                                               ----
/s/ Lawrence V. Burkett, Jr.*     Director, President and Chief                       April 3, 1998
-----------------------------     Executive Officer
Lawrence V. Burkett, Jr.

/s/ Edward M. Kline*              Treasurer (Principal Financial Officer)             April 3, 1998
--------------------
Edward M. Kline

/s/ John M. Miller, Jr.*          Second Vice President and                           April 3, 1998
------------------------          Comptroller (Principal Accounting Officer)
John M. Miller Jr.

/s/ John B. Davies*               Director                                            April 3, 1998
-------------------
John B. Davies

/s/ Stuart H. Reese*              Director                                            April 3, 1998
--------------------
Stuart H. Reese.



/s/ Richard M. Howe               On April 3, 1998, as Attorney-in-Fact pursuant to
-------------------               powers of attorney.
*Richard M. Howe

                    REPRESENTATION BY REGISTRANT'S COUNSEL
                    --------------------------------------

As counsel to the Registrant, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 3 to Registration Statement No. 33-91072 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                          /s/ Lynn S. Mercier
                                          ----------------------------
                                          Lynn S. Mercier
                                          Attorney
                                          C.M. Life Insurance Company

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                                    FORM S-6 EXHIBIT TABLE

99.2 Opinion and Consent of Counsel as to the legality of the securities being registered.

99.C.6 Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered.

99.C.1.(a)          Consent of Coopers & Lybrand L.L.P.

99.C.1.(b)          Consent of Arthur Andersen LLP

1(1)(a) Resolution of the Board of Directors of C.M. Life Insurance Company authorizing the establishment of C.M. Life Variable Life Separate Account I.

99.A3(A) Underwriting Agreement between C.M. Life and Connecticut Mutual Financial Services, L.L.C.

                    Copy of the By-laws of C.M. Life Insurance Company

                    Copy of the Articles of Incorporation of C.M. Life Insurance Company

1(A)(5)             Form of Flexible Premium Variable Life Insurance Policy

1(8)(a)             Participation Agreement with VIP Fund

1(8)(b)             Participation Agreement with VIP Fund II

1(A)(10)            Form of Application

1(A)(11) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B).

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